EXHIBIT 2.8
                                                                  EXECUTION COPY


                    PRINCIPAL PAYING AGENT, CONVERSION AGENT,
                          CONVERSION CALCULATION AGENT
                             AND REGISTRAR AGREEMENT


                               Dated 30 March 2000

                                     between

                       VERSATEL TELECOM INTERNATIONAL N.V.

                                       and

                                  ING BANK N.V.


                                   relating to

                                 EUR 360,000,000
                          4 % Senior Convertible Notes
                                    due 2005





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              This Agreement is made on 30 March 2000 between VERSATEL TELECOM
INTERNATIONAL N.V. as issuer of the Notes referred to below (the "Issuer"), and ING BANK N.V. (the "Bank"), at its specified offices in Amsterdam, the Netherlands, as principal paying agent, conversion agent, conversion calculation agent and registrar;

                              W I T N E S S E T H :
                              - - - - - - - - - -

              WHEREAS, the Issuer will issue 4% Senior Convertible Notes due 2005 (the "Notes") in the aggregate initial principal amount of up to EUR 360,000,000 convertible into ordinary shares, nominal value NLG 0.05 per share, of the Issuer in a form representing good delivery for the purposes of settlement on the AEX (the "Ordinary Shares"); and

              WHEREAS, the Issuer wishes to appoint a principal paying agent, a conversion agent, a conversion calculation agent and a registrar to perform certain duties in connection with the payment of interest on, conversion of, and registration and transfer of, the Notes.

              Now it is hereby agreed as follows:

                             ARTICLE I - DEFINITIONS

              Capitalized terms used herein and not otherwise defined shall, unless the context otherwise provides, have the meanings specified in the Terms and Conditions of the Notes (the "Conditions") which are attached hereto as Annex 1. For purposes of this Agreement:

              "Business Day" means a day on which Euroclear (as defined below) , Clearstream (as defined below) and banks in Amsterdam are open for business.

              Unless otherwise specified, all references herein to Sections, Exhibits and Annexes are to sections, exhibits, annexes in or to this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                            ARTICLE II - APPOINTMENTS

              The Issuer hereby appoints the Bank to act as registrar (the "Registrar"), principal paying agent (the "Paying Agent"), conversion agent (the "Conversion Agent"), and conversion calculation agent (the "Conversion Calculation Agent") in respect of the Notes and in accordance with the provisions of this Agreement and the Conditions. The Bank hereby accepts such appointment. The

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Paying Agent, the Conversion Agent, the Conversion Calculation Agent and the
Registrar are collectively referred to herein as the "Agents" and each an "Agent". The Issuer reserves the right to vary or terminate the appointment of any Agent, or to appoint additional or other registrars, paying agents, conversion agents or conversion calculation agents, to approve any change in the office through which the registrar or any such agent acts, provided that there will at all times be a registrar, paying agent in Amsterdam, conversion agent in Amsterdam and conversion calculation agent for the Notes.

                             ARTICLE III - THE NOTES

              Section 3.1 - Form of the Notes (a) Notes issued in definitive, fully registered and certificated form will be substantially in the form attached hereto as Annex 2A and 2B. The Notes may have notations, legends or endorsements as required by law, securities exchange rules or usage. Each Note shall be dated the date of its authentication, as provided in Section 3.2. Except as set forth in Condition l (5) of the Conditions, individual definitive Note certificates shall not be issued. The Conditions will be attached to each
Note in definitive form, if attached.

              (b) The Notes shall on issue be represented by two permanent global certificates (each a "Global Note" and collectively, the "Global Notes")in registered form, without interest coupons. Notes sold in reliance on Rule 144A ("Rule 144A") under the United States Securities Act of 1933, as amended (the "Securities Act") shall be known as "Restricted Notes". Restricted Notes will initially be represented by a single global Note in fully registered form without interest coupons (the "U.S. Global Note"). The U.S. Global Note will initially be registered in the name of, and be deposited with, a common depository for Morgan Guaranty Trust Company of New York, as operator of the Euroclear System ("Euroclear") and Clearstream Banking, societe anonyme ("Clearstream") or a nominee thereof. Certificates with respect to Notes sold in reliance on Regulation S under the Securities Act will be known as "Unrestricted Notes". The Unrestricted Notes will initially be represented by a single global
Note in fully registered form without interest coupons (the "European Global Note" and together with the U.S. Global Note, the "Global Notes"). The European Global Note will initially be registered in the name of, and deposited with, a common depository for Euroclear and Clearstream, or a nominee thereof. The Global Notes shall be substantially in the form attached hereto as Annex 3A and Annex 3B hereto. The Conditions will be attached to each of the Global Notes.

              (c) Each Global Note shall represent the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect transfers or exchanges. Any endorsement of a Global Note

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to reflect the amount of any increase or decrease in the amount of the outstanding Notes represented thereby shall be made by the Registrar or at the direction of the Registrar.

              The Notes shall be issuable in minimum denominations of EUR 1,000 and any amount in excess thereof that is a whole multiple of EUR 1,000.

              Section 3.2 - Execution and Authentication Each Global Note shall be signed manually or by facsimile by two duly authorized signatories of the Issuer and dated the date of payment of the net subscription moneys for the Notes to the Issuer. Each Global Note shall be authenticated manually or by facsimile by or on behalf of the Registrar as is required under the applicable regulations and conventions of Euroclear and Clearstream respectively, pursuant to an order delivered by the Issuer to the Registrar, and signed by one of the Issuer's authorized signatories.

                              ARTICLE IV - PAYMENT

              Section 4.1 - Payment to the Paying Agent (a) The Bank shall act as Paying Agent with respect to the Notes until such time as the Issuer varies such appointment. On the Record Date with respect to any payment due in respect of the Notes, the Registrar shall inform the Paying Agent of the principal amount of Notes represented by the U.S. Global Note and the principal amount of Notes represented by the European Global Note. The Paying Agent shall notify the Issuer as to the amount of such payment to be made to the Paying Agent.

              (b) In order to provide for the payments due in respect of the Notes outstanding on the Record Date, the Issuer shall unconditionally pay, or cause to be paid, to the Paying Agent, for value on the second Business Day prior to the date such amounts in euro in respect of the Notes are due, an amount in immediate available funds sufficient (together with any funds then held by the Paying Agent which are available for such purpose) to pay the amount due in respect of, respectively the U.S. Global Note and the European Global
Note in accordance with this Agreement and as provided in the preceding paragraph. Funds received by the Paying Agent shall not be invested.

              (c) The Issuer hereby authorizes and directs the Paying Agent, from the amounts so transferred to it, to make payment on the Notes, as specified in Section 4.3 below, on the relevant Payment Date as set forth in the Conditions, and the Paying Agent shall ensure that such payments are credited to the respective recipients in a timely manner.

              (d) Any funds paid by or on behalf of the Issuer to the Paying Agent pursuant to Section 4.1.2 shall be held for payment to the Noteholders and the Issuer shall not be entitled to repayment of any part of such funds, until any Notes become void. In that event the Paying Agent shall

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forthwith transfer such funds to an account of the Issuer with a credit institution in the Netherlands to be designated by the Issuer up to a sum equivalent to the full amount which would otherwise have been payable on the relevant Notes.

              Section 4.2 - Notification of Payment The Issuer shall on or before 10:00 a.m. (Amsterdam time) on the Business Day prior to each Due Date for payment in respect of the Notes procure that the bank through which such payment is to be made will send the Paying Agent confirmation that it has received from the Issuer an irrevocable instruction to make the relevant payment (by tested telex or authenticated SWIFT MT-100-Message).

              Section 4.3 - Payment by Paying Agent Out of the sums paid to the Paying Agent in respect of interest and principal on the Notes, the Paying Agent will make payments in accordance with the Conditions to the order of the registered holder of the Notes on the Record Date Euroclear and Clearstream in euro. The Paying Agent shall obtain from the Registrar, and the Registrar shall supply, such details as are required for the Paying Agent to make payment as stated above.

              Section 4.4 - Status of Notes The Issuer agrees, and each holder of a Note by accepting a Note agrees, that the indebtedness evidenced by the Notes is unsubordinated and unsecured indebtedness of the Issuer and will rank equal in right of payment with each series of Existing Notes and all other unsubordinated unsecured indebtedness of the Issuer and the Notes will be senior in right of payment to all other subordinated indebtedness of the Issuer. The Paying Agent may continue to make payments on the Notes and shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of such payments until it receives notice reasonably satisfactory to it that payments are not be made under this Section 4 and, prior to the receipt of such notice, the Paying Agent shall be entitled to assume conclusively that no such facts exist.

              ARTICLE V - NOTIFICATION IN THE EVENT OF NON-PAYMENT

              The Paying Agent shall forthwith notify the Issuer if it has not received payment unconditionally in the manner provided in Section 4.1 or if it has not received the confirmation required to be delivered in accordance with
Section 4.2.

                              ARTICLE VI - ADVANCES

              If the amounts required for the payment of Accreted Principal Amount, interest or otherwise are not, or not fully, received by the Paying Agent at the time and in the manner provided for in Section 4.1 and if the Paying Agent has received the confirmation delivered in accordance with Section 4.2, the Paying Agent shall be entitled, but not in any event be obliged, to advance the necessary funds

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and to charge the Issuer interest on the amount of such advance at the rate applied by it from time to time on overdraft facilities extended to prime borrowers.

                             ARTICLE VII - EXCHANGE

              Section 7.1 - Duties of the Conversion Agent The Conversion Agent shall accept deposit on behalf of the Issuer of a Conversion Notice in the form of Exhibit A hereto (in duplicate), duly completed and signed, and any amount payable by the relevant holder under Condition 5; provided that the foregoing procedures shall at all times be subject to the rules and procedures governing the operations of Euroclear or Clearstream as the case may be (if applicable).

              Section 7.2 - Notes held by Conversion Agent On deposit of a Conversion Notice (in duplicate) (and transfer of the corresponding principal amount of Notes and payment of any required amount), in accordance with Section
7.1 hereof, the Conversion Agent shall (i) verify that the person presenting the Conversion Notice is a beneficial holder of the Note referenced in the Notice;
(ii) verify that the Conversion Notice (in duplicate) has been duly completed and signed in accordance with its terms; (iii) verify that the Conversion Notice is accompanied by all amounts payable, if any, by the holder or a Clearstream Participant or Euroclear Participant, as the case may be, under Condition 5;
(iv) in the case of Global Notes, verify that a corresponding principal amount of Notes has been transferred to the account of the Conversion Agent with Euroclear and/or Clearstream; (v) endorse the Conversion Notice to that effect;
(vi) indicate on the Conversion Notice whether it relates to Notes represented by the European Global Note or Notes represented by the U.S. Global Note and
(vii) forthwith notify the Issuer, the Registrar and the Issuer's Amsterdam dividend paying agent in respect of the Ordinary Shares (the "Dividend Agent"), which on the date of this Agreement is ING Bank N.V. Bijlmerplein 888, 1102 BD Amsterdam-Zuidoost, The Netherlands (in the manner specified in Exhibit B hereto or such other form as shall for the time be the current form) by facsimile of the information required by Exhibit B with respect to each such Conversion Note.

              Each Conversion Notice will specify (i) the method by which the Noteholder will acquire the Ordinary Shares, deliverable upon conversion of the Notes to which it relates provided that the owners of beneficial interests in Global Notes will be required to take delivery of Ordinary Shares in the form of a beneficial interests held through a Euroclear Participant or Clearstream Participant.

              Section 7.3 - Notification to the Conversion Agent (a) As soon as possible upon receipt of the notification referred to in Section 7.2, but in any case no later than three Trading Days after the Conversion Date, the Issuer shall cause the Dividend Agent to notify the Conversion Agent by facsimile (in the manner specified in Exhibit C hereto), in the case of a Note in respect of which the

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Conversion Right has been exercised, confirming transfer in accordance with such
Conversion Notice of the relevant Ordinary Shares.

              (b) Promptly upon receipt of the verification referred to in
Section 7.3.1 hereof, but not before, the Registrar shall remove the name of the relevant Noteholder from the Register or reduce the number of Notes of which it is holder, as appropriate, and decrease the aggregate principal amount of the Global Notes which represented the Note(s) to which the Conversion Notice relates.

              Section 7.4 - Issuer to provide Conversion Notice Promptly upon request from time to time, the Issuer will provide the Conversion Agent with copies of the form of Conversion Notice for the time being current. The Conversion Agent shall not be responsible for taking notice of public announcements of changes to the Issuer's share capital or other events which may affect the Conversion Price. If required by any Noteholder, the Conversion Agent shall make Conversion Notices available to Noteholders.

              Section 7.5 - Conditions The Issuer undertakes to comply with the Conditions with respect to conversion of the Notes and (where so required in accordance with the Conditions) to cause Ordinary Shares to be transferred in satisfaction of the Conversion Right in accordance with the provisions hereof and the Conditions.

                  ARTICLE VIII - REPAYMENT AND EARLY REDEMPTION

              Section 8.1 - Notice of Redemption If the Issuer intends to redeem the Notes in accordance with Condition 5(2), it shall give notice to the Registrar of its intention in writing at least 15 days before the giving of the notice of redemption required to be given to Noteholders pursuant to such condition. Such notice shall state the date on which such Notes are to be redeemed and the principal amount of Notes to be redeemed.

              Section 8.2 - Redemption Notice The Registrar shall publish the notice required in connection with such redemption (after approval of such form of notice by the Issuer) as provided in Condition 10 of the Conditions. Such notice shall specify the date fixed for redemption, the redemption price and the manner in which redemption will be effected.

              Section 8.3 - Partial Redemption If fewer than all the outstanding Notes are to be redeemed the Paying Agent shall select by lot, in accordance with the Rules and Regulations of the Official Market of Amsterdam Exchanges N.V.'s stock market and in such manner as the Paying Agent shall deem appropriate and fair, the Notes to be redeemed.


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                       ARTICLE IX - CANCELLATION OF NOTES

              Section 9.1 - Cancellation by Paying Agent All Notes which are redeemed or converted shall be deemed to be cancelled by the Registrar (if not already cancelled) and the aggregate principal amount of the relevant Global Note shall be reduced accordingly.

              Section 9.2 - Cancellation by Issuer The Issuer and any of its subsidiaries or affiliates may at any time purchase Notes in the open market or otherwise, subject to the provisions of Condition 5(20). All Notes which are so purchased will be deemed to be cancelled by the Registrar and the aggregate principal amount of the relevant Global Note shall be reduced accordingly.

              Section 9.3 - Cancelled Notes Each of the Paying Agent and the Conversion Agent, shall provide to the Registrar all information required by the Registrar in order to give all the relevant details for the purpose of Section
9.4 hereof to the Registrar.

              Section 9.4 - Certification of Payment Details Subject to receipt of the relevant information, each of the Paying Agent and the Conversion Agent, shall as soon as practicable, and in any event within one month after the end of the calendar quarter during which any such redemption, conversion or payment (as the case may be) takes place, furnish the Issuer and the Registrar with a certificate stating (as applicable): (i) the aggregate amounts paid in respect of Notes redeemed or purchased by the Issuer and cancelled; and (ii) the aggregate principal amount of Notes converted and cancelled.

              Section 9.5 - Records Subject to the receipt of the relevant information each of the Paying Agent and the Conversion Agent shall keep a full and complete record of all Notes and of their redemption, repurchase, conversion, payment, cancellation, despatch and replacement (as appropriate) and shall make such record available at all reasonable times to the Issuer and the Registrar.

              The Registrar shall notify each of the Paying Agent and the Conversion Agent of the aggregate principal amount of the Notes which are issued and the same shall form the basis of the records to be kept by each of the Agents.

                       ARTICLE X - DUTIES OF THE REGISTRAR

              Section 10.1 - The Registrar (a) The Registrar, shall maintain a register (the "Register") in Amsterdam in accordance with the Conditions and the Regulations referred to in Section 11 hereof. The Register shall show the aggregate amount of Notes represented by each Global Note at the date of issue and all subsequent transfers and changes of ownership and changes resulting from increases

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in Accreted Principal Amount in accordance with the definition thereof set forth in Condition 5(24) in respect thereof and the names and addresses of the registered holders of the Notes.

              (b) The Registrar shall at reasonable time make the Register available to the Issuer, the Agents or any person authorized by any of them for inspection and for the taking of copies thereof or extracts therefrom, and the Registrar shall deliver, at the expense of the Issuer, to such persons all such lists of holders of Notes, their addresses, registered accounts, holdings and other details as they may request.

              Section 10.2 - Transfers (a) The Registrar will receive requests for the transfer of Notes and effect the necessary entries. Transfers of Notes will be made in accordance with the Conditions (including all applicable U.S. laws and regulations), the procedures established for this purpose among Euroclear, Clearstream and the Registrar, any applicable transfer restrictions imposed by law and the regulations of Euroclear and Clearstream applicable to such transfers. Any such transfer which results in a change to the aggregate principal amount of each of the Global Notes held by the common depository for Euroclear and Clearstream will be notified by the common depository for Euroclear and Clearstream to the Registrar. The Registrar shall promptly enter details of the transfer in the Register which shall cause the aggregate principal amounts represented by each Global Notes to be amended accordingly and shall notify the Conversion Agent.

              (b) During the period commencing on the Record Date (as defined in Condition 6(4) of the Conditions) and ending on the related Payment Date (both dates inclusive), the Registrar shall not effect any transfer of Notes pursuant to Condition 2(4).

              (c) Every Restricted Note shall be subject to the restrictions on transfer provided in the legend (the "Securities Act Legend") to be set forth on the face of, if applicable, each Restricted Note. Whenever a Restricted Note is presented for registration of transfer or a replacement Certificate issued in respect of a Restricted Note, the Registrar shall only deliver Certificates with respect to Restricted Notes that bear the Securities Act Legend, unless there is delivered to the Registrar satisfactory evidence, which may include an opinion of counsel, as reasonably be required by the Issuer, that neither the Securities Act Legend nor the restrictions on transfer therein are required to ensure compliance with the provisions of the U.S. Securities Act of 1933, as amended.

              Section 10.3 - Miscellaneous The Registrar will carry out such other acts as may be necessary to give effect to the Conditions and the other provisions of this Agreement.


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                    ARTICLE XI - CONVERSION CALCULATION AGENT

              Section 11.1 - Issuer to Provide Notice The Issuer shall notify the Conversion Calculation Agent as soon as practicable of any event giving rise to an adjustment of the Conversion Price pursuant to Condition 5, the date on which such event takes effect and such other particulars and information as the Conversion Calculation Agent may reasonably require.

              Section 11.2 - Duties of the Conversion Calculation Agent Upon the occurrence of an event specified in Conditions 5(12), 5(13), 5(14), 5(15), 5(16) or 5(17), the Conversion Calculation Agent shall calculate the adjustment to the Conversion Price in accordance with the Conditions. Upon the occurrence of an event specified in Condition 5(17), and in accordance with the terms thereof, the Conversion Calculation Agent shall calculate such adjustments as the Company, in consultation with the Conversion Calculation Agent, shall consider appropriate to take account of such event.

              Section 11.3 - Publication of Adjustments The Conversion Calculation Agent shall publish any adjustment to the Conversion Price in accordance with Condition 10.

              Section 11.4 - Adjustment Binding Adjustments calculated by the Conversion Calculation Agent in good faith and in accordance with the terms of this Agreement, and published in accordance with Section 11.3 shall be binding (in the absence of manifest error, negligence or willful default) on all parties concerned.

              Section 11.5 - Liability of Conversion Calculation Agent The Conversion Calculation Agent shall only be liable for making or not making adjustments, or taking or not taking, any other measures in connection with the Notes, if and to the extent that it fails to show the due care of a proper merchant. The Conversion Calculation Agent may, after prior consultation with the Issuer, engage the advice or services of any lawyers or other experts whose advice or services may to it seem necessary and may rely, after consultation with the Issuer, upon any advice so obtained and the Conversion Calculation Agent shall incur no liabilities as against the Issuer or the Noteholders in respect of any action taken or suffered to be taken, in accordance with such advice and in good faith.

                           ARTICLE XII - REMUNERATION

              Section 12.1 - Fees The Issuer shall, in respect of the services to be performed by each of the Agents under this Agreement, pay to each of the Agents the commissions, fees and expenses of each of the Agents as separately agreed in writing with each of the Agents.


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              Section 12.2 - Costs The Issuer shall pay to each of the Agents all reasonable out-of-pocket expenses incurred by it in its agency capacities in connection with the services performed under this Agreement, including attorneys fees and expenses, or in connection with the investigation or defence of any claims arising out of any action taken or omitted in connection with this Agreement (except where such claims result from the misconduct, negligence, willful default, bad faith or breach of terms of this Agreement by such Agent, its officers, agents or employees) promptly upon receipt from such Agent of notification of the amount of such expenses together with the relevant invoices and/or receipts.

              Section 12.3 - Stamp duties The Issuer shall pay or reimburse all stamp, transaction and other taxes, fees or duties, if any, to which this Agreement may be subject.

                    ARTICLE XIII - General Banking Conditions

              The general conditions of the Agent, as amended from time to time (the "General Conditions") shall be applicable to this Agreement. In the event of a conflict between such General Conditions and the terms of this Agreement, the latter shall prevail.

                           ARTICLE XIV - MISCELLANEOUS

              Section 14.1 - Publication of Notices On behalf of and at the request and expense of the Issuer, the Registrar will promptly cause to be published any notices required to be given by the Issuer with respect to the Notes in accordance with any of the Conditions.

              Section 14.2 - No Implicit Duties Each Agent shall be obliged to perform such duties, and only such duties as are herein and in the Conditions specifically set forth and no implied duties or obligations shall be read into this Agreement or the Conditions against any of them. Each Agent in any of its agency functions under this Agreement shall be under no obligation to take any action hereunder which may involve any expenditure of funds or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

              Section 14.3 - No Agency or Trust In acting hereunder and in connection with the Notes, each Agent shall act solely as agent of the Issuer and will not thereby assume any obligations towards, or relationship of agency or trust for, any of the Noteholders. In particular, without limitation, each Agent does not assume any independent payment obligation to the Noteholders in respect of any funds held by it, at any time, pursuant to this Agreement.


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              Section 14.4 - Liability Each Agent shall be protected and shall incur no liability for or in respect of any action properly taken, omitted or suffered in reliance, upon any instruction, request or order from the Issuer or any Noteholder, Note, form of transfer, Conversion Notice, resolution, direction, consent, certificate, affidavit, statement, telex, facsimile transmission or other paper or document believed by it in good faith to be genuine and to have been delivered, signed or sent by the proper party or parties.

              Section 14.5 - Indemnity by the Issuer The Issuer will indemnify each Agent against any loss, liability, reasonable cost, claim, action or demand which it may properly incur or which may be made against it arising out of or in relation to or in connection with its appointment or the exercise of its function under this Agreement, except such as may result from a breach by it of this Agreement or its own misconduct, willful default, negligence or bad faith or that of its officers, employees, agents or any of them. The provisions of this Section 14.5 and of Sections 12.1 and 12.2 shall survive payment in full of all sums in respect of the Notes, the resignation or removal of such Agent and termination of this Agreement.

              Section 14.6 - Liability of the Agent No Agent shall be liable for any loss, liability, cost, claim, action or demand arising under this Agreement except to the extent due to its misconduct, negligence, willful default or bad faith or that of its officers, agents or employees. The provisions of this
Section 14.6 shall survive the payment in full of all sums in respect of the Notes, the resignation or removal such Agent and the termination of this Agreement.

              Section 14.7 - Advice of Counsel The Agent may consult with counsel satisfactory to it and the advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and without negligence.

              Section 14.8 - Copies of Documents So long as any of the Notes remains outstanding, the Issuer shall provide the Paying Agent with a sufficient number of copies of each of the documents which are required to be made available by stock exchange regulations or stated as being available in the offering circular relating to the Notes and, subject to being provided with such copies, each Paying Agent will procure that such copies shall be available at its specified office for examination by Noteholders and that copies thereof will be furnished to the Noteholders upon request.

              Section 14.9 - Acquisition of Notes Each of the Agent and its officers, directors and employees, in an individual capacity or any other capacity, may become the owner of, or acquire any interest in, any Notes, ordinary shares of the Issuer into which the Notes may be converted, or other obligations or securities of the Issuer, or any other person with the same rights that it or they would have if it were not appointed hereunder, and may engage or be interested in any financial or other transaction

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with the Issuer or any other person and may act on, or as depository, trustee or agent for, any committee or body of holders of Notes or other obligations of the Issuer or any other person as freely as if it were not appointed hereunder.

              Section 14.10 - Merger Any corporation into which any Agent may be merged or converted or any corporation with which any Agent may be consolidated or any corporation resulting from any merger, conversion or consolidation to which any Agent shall be a party shall, to the extent permitted by applicable law, be a successor Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notice of any such merger, conversion or consolidation shall forthwith be given to the Issuer and the Noteholders.

              Section 14.11 - Severability In the event that any one or more of the provisions contained in this Agreement should be held invalid or unenforceable in any respect, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The parties to this Agreement shall endeavour in good faith negotiations to replace the invalid or unenforceable provisions with valid provisions the effect of which comes as close as possible to that of the invalid or unenforceable provisions.

              Section 14.12 - Unrestricted Replacement Certificates After the date which is the 40th day after the later of the commencement of the offering of the Notes and the closing date for the Notes, the Issuer may, and at the option of a Noteholder must, issue a replacement global certificate ("Unrestricted Replacement Certificates") in respect of Unrestricted Notes, signed manually or by facsimile by two duly authorized signatories of the Issuer, and authenticated manually or by facsimile or on behalf of the Registrar as is required under the applicable regulations and conventions of Euroclear and Clearstream, as applicable, pursuant to an order delivered by the Issuer to the Registrar and signed by one of the Issuer's authorized signatories. Such Unrestricted Replacement Certificates shall be in the form of Annex 3B except that, in each case, the legend set forth therein under the caption "Transfer" shall not appear.

                       ARTICLE XV - REPLACEMENT OF AGENTS

              Section 15.1 - Agent Required The Issuer agrees that as long as any of the Notes are outstanding or until monies for the payment of principal and interest on, and any other amounts due with respect to, all Notes have been made available at the offices of the Paying Agent and shall have been transmitted to the Noteholders, to the extent required by the terms of such Notes, there shall at all times be a registrar, a conversion agent, a conversion calculation agent and a paying agent in Amsterdam, The Netherlands.


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              Section 15.2 - Appointment The Issuer may appoint further or other agents. Subject to Section 15.1, the Issuer may also terminate the appointment of any Agent at any time. Such termination shall be effective by giving at least 90 days' written notice to that effect to such Agent.

              However, no such notice relating to the termination of the appointment of any Agent shall take effect until a new Agent has been appointed. The Issuer shall procure that there is at all times an Agent performing the functions set forth in this Agreement as required by the Conditions. The termination of the appointment of any Agent shall not take effect (i) until notice thereof shall have been given to the Noteholders in accordance with Condition 9 of the Conditions; and (ii) within the period commencing 45 days immediately preceding any due date for a payment in respect of the Notes and ending 15 days after such date.

              Section 15.3 - Resignation An Agent may resign its appointment hereunder at any time by giving to the Issuer at least 90 days' written notice to that effect unless shorter notice is agreed by the Issuer, provided that (i) such resignation shall nor take effect until a new Agent performing the functions set forth in this Agreement has been appointed; (ii) no such resignation shall take effect unless upon the expiry of the notice period there is an Agent as required by Section 15 and the Conditions, (iii) no such resignation shall take effect until notice thereof shall have been given to the Noteholders in accordance with Condition 9 of the Conditions, and (iv) no such notice shall be given so as to expire within a period commencing 45 days immediately preceding any due date for a payment in respect of the Notes and ending 15 days after such date.

                              ARTICLE XVI - NOTICES

              Any communication shall be in English and shall be addressed to the relevant party hereto as follows:

    (a)       If to the Issuer:
              VERSATEL TELECOM INTERNATIONAL N.V.
              Paalberg 36
              1105 BV Amsterdam-Zuidoost
              The Netherlands

    (b)       the Paying Agent, Conversion Agent, Conversion Calculation Agent
                and Registrar:
              ING BANK N.V.
              Bijlmerplein 888
              1102 BD Amsterdam
              The Netherlands

              Any communication shall be deemed to have been given when received by the relevant party.

              Any of the parties named above may change its address for the purpose of this Section 16 by giving notice of such change to the other parties to this Agreement.

               ARTICLE XVII - AMENDMENTS, SUPPLEMENTS AND WAIVERS

              Section 17.1 - Without Consent of Noteholders The Issuer and the Agents may amend, supplement or modify this Agreement or the Conditions without the consent of any Noteholder for the purpose of

              (a) adding to the covenants of the Issuer for the benefit of the Noteholders; or

              (b) surrendering any right or power conferred on the Issuer; or

              (c) securing the Notes; or

              (d) evidencing the succession of another entity to the Issuer and the assumption by any such successor of the covenants and obligations of the Issuer herein and in the Notes of such series as permitted by this Agreement and the Notes; or

              (e) curing any ambiguity inconsistency, defect or omission herein or in the Notes in a manner which does not adversely affect the interests of any Noteholder.

              Section 17.2 - With Consent of Noteholders The Issuer and the Agents may amend, supplement or modify this Agreement or the Conditions and past defaults under this Agreement or under the Notes may be waived with the written consent of the Noteholders of not less than sixty-six and two thirds percent (66 2/3%) in aggregate principal amount of the Notes outstanding. Any such written consent shall be arranged by the Issuer or the Noteholders, and notified to the Registrar. Without the written consent or affirmative vote of each Noteholder affected, no amendment, supplement, modification or waiver under this Section may:

              (a) waive a default in the payment of Accreted Principal Amount of or the interest on any Note, or change the stated maturity date of the principal of, or the dates for payment of interest on, any Note; or

              (b) reduce the principal amount of, or interest rate on, any Note (other than in accordance with this Agreement and the Conditions) or

              (c) change of the place or currency of payment of Accreted Principal Amount of, or interest on, any Note; or

              (d) impair any right to institute suit for the enforcement of any payment on or with respect to any Note; or

              (f) reduce the percentage in principal amounts of Notes, the consent of whose holders is required to amend, supplement or modify this Agreement or the Notes or to make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of future compliance or past failure to perform) or other action provided thereby to be made, taken or given. Prior to executing any amendment the Agent shall be entitled to receive an opinion of counsel stating that such amendment is permitted by this Agreement.

                 ARTICLE XVIII - GOVERNING LAW AND JURISDICTION

              Section 18.1 - Governing Law This Agreement shall be governed by and shall be deemed to be construed in accordance with the laws of The Netherlands.

              Section 18.2 - Jurisdiction The competent court of Amsterdam, The Netherlands, shall have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement. The Issuer for the benefit of the Agents and the Noteholders agrees to submit to the exclusive jurisdiction of the competent courts of Amsterdam, The Netherlands, for legal proceedings or legal actions arising out of or in connection with this Agreement. This submission shall not affect the right of the Agent to take legal action or bring legal proceedings against the Issuer in any other court(s) of competent jurisdiction.

                           ARTICLE XIX - COUNTERPARTS

              This Agreement may be executed in counterparts which when taken together shall constitute one and the same instrument.

              This Agreement has been entered into on the date first written above.

                                    VERSATEL TELECOM INTERNATIONAL N.V.

                                             /s/ R. Gary Mesch
                                    --------------------------------------------
                                    Name:    R. Gary Mesch
                                    Title:   CEO


                                    ING BANK N.V.

                                             /s/ H. Frank
                                    --------------------------------------------
                                    Name:    Harald Frank
                                    Title:   Authorized Signatory

                                                                         Annex 1


                        Terms and Conditions of the Notes


         The following (subject to completion and amendment, and other than the words in italics) is the text of the terms and conditions of the Notes (the "Terms and Conditions") which will be attached to the Certificates representing the Global Notes and endorsed on the definitive Certificates issued in respect of Notes, should definitive Certificates be issued.

         The 4% Convertible Senior Notes due 2005 (the "Notes"), in the aggregate principal amount of Euro 300.0 million or up to Euro 360.0 million including the over-allotment option will be issued by VersaTel Telecom International N.V. (the "Company" or "VersaTel") in amounts of Euro 1,000 and integral multiples thereof without coupons. The Notes are direct, unsecured obligations of the Company and will rank pari passu with VersaTel's 13 1/4% Senior Notes due 2008, VersaTel's 11?% Senior Dollar Notes due 2009, VersaTel's 11?% Senior Euro Notes due 2009 and VersaTel's 4% Senior Convertible Notes due 2004 (collectively, the "Existing Notes") and VersaTel's 11 1/4% Senior Notes due 2010. The Notes will mature on March 30, 2005 and be payable at a price of 126.6642% of the initial principal amount. The Notes will bear interest at 4% per annum from March 30, 2000, payable in arrears annually on March 30 of each year, commencing on March 30, 2001.

         At any time on or after May 9, 2000 up to and including March 16, 2005, unless previously redeemed or repurchased, the Notes will be convertible into Ordinary Shares of the Company, nominal value NLG0.05 per share (the "Ordinary Shares"), initially at the conversion rate (the "Conversion Rate") of 16.4582 Ordinary Shares per Euro 1,000 initial principal amount (and not their Accreted Principal Amount) (representing a conversion price of Euro 60.76 per Ordinary Share), subject to adjustment upon the occurrence of certain events described in Condition 6.

         The Notes are redeemable at the option of the Company, in whole or in part, at any, time on or after March 30, 2003, upon not more than 60 days nor less than 30 days prior notice, at their Accreted Principal Amount plus accrued interest to but excluding the Redemption Date (as defined below), provided that the official closing price of the Ordinary. Shares as derived. from the Official Price List of Amsterdam Exchanges N.V. (the "AEX") on each of 30 consecutive Trading Days ending no more than five Trading Days prior to the date on which notice of redemption is given to Noteholders shall have been at least 130 percent of the Effective Conversion Price in effect on each of such Trading Days, where "Effective Conversion Price" is equal to the Accreted Principal Amount together with accrued interest divided by the Conversion Rate in effect at that time.

         The Company has entered into a paying agency, conversion agency, conversion calculation agent and registrar agreement (the "Agency Agreement") dated March 30, 2000 with ING Bank N.V. as Principal Paying Agent, Conversion Agent and Registrar, and ING Barings as Conversion Calculation Agent. Copies of the Agency Agreement are available for inspection by holders of the Notes at the specified offices of ING Bank N.V. The holders of the Notes are bound by, and are deemed to have notice of, all of the provisions of the Agency Agreement.

1.       Denomination and Form

(1) The Notes will be issued in registered form in denominations of Euro 1,000 and integral multiples thereof without interest coupons. A certificate (each a "Certificate") will be issued to each holder of Notes in respect of its registered holding of Notes. Each Note and each Certificate will have an identifying number which will be recorded on the relevant Certificate and in the Register (as defined in Condition 1(2)). The Notes are not issuable in bearer form.

(2) Notes sold in reliance on Rule 144A ("Rule 144A") under the United States Securities Act of 1933, as amended (the "Securities Act"), shall be known as "Restricted Notes". Restricted Notes will initially be represented by a single permanent global Certificate in fully registered form without interest coupons (the "U.S. Global Note"). The U.S. Global Note will initially be registered in the name of, and deposited with a common depositary for Morgan Guaranty Trust Company of New York, as operator of the Euroclear System ("Euroclear") and Clearstream, or a nominee thereof. Notes, sold in reliance on Regulation S under the Securities Act will be known as "Unrestricted Notes". The Unrestricted Notes will initially be represented by a single permanent global Certificate in fully registered form without interest coupons (the "European Global Note" and together with the U.S. Global Note, the "Global Notes"). The European Global Note will initially be registered in the name of, and deposited with a common depositary for Euroclear and Clearstream, or a nominee thereof. Up to and including the fortieth day after the later of the commencement of the initial offering of the Notes and the issue date of the Notes, interests in the Notes represented by the European Global Note may be held only through Euroclear or Clearstream. Together, the Notes represented by the European Global Note and the Notes represented by the U.S. Global Note will have an aggregate Accreted Principal Amount and an aggregate principal amount equal to the aggregate Accreted Principal Amount and the aggregate principal amount, respectively, of the Notes outstanding at any one time. Interests of participants in Euroclear and Clearstream in the Notes will be represented by book entries on the records of Euroclear and Clearstream, as the case may be. The amount of Notes represented by the European Global Note and the U.S. Global Note will be evidenced by the register (the "Register") maintained for that purpose by a registrar (the "Registrar"), which initially will be ING Bank N.V.

         Certificates with respect to Restricted Notes sold in reliance on Rule 144A will bear a legend (the "Securities Act Legend") stating that neither the Notes nor the Ordinary Shares issuable upon Conversion thereof have been or will be registered under the Securities Act and that any purchaser of Notes agrees that the Notes and the Ordinary Shares issuable upon conversion thereof may be offered, sold, pledged or otherwise transferred only (i) to Morgan Stanley & Co. International Limited or Lehman International (Europe) Limited or an affiliate of either thereof, (ii) in compliance with Rule 144A to a person that the owner of the Note or Ordinary Shares issuable upon the conversion thereof reasonably believes is a qualified institutional buyer within the meaning of Rule 144A purchasing for its own account or for the account of another qualified institutional buyer, (iii) in an offshore transaction complying with Rule 903 or 904 of Regulation S under the Securities Act or (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), in each case in compliance with the applicable securities laws of the United States. Certificates with respect to Unrestricted Notes sold in reliance on Regulation S under the Securities Act will not bear the Securities Act Legend.

(3) Each Certificate and the Global Notes will bear the manual signatures of two duly authorized signatories of the Company as well as the manual signature of an authentication officer of the Registrar. Title to the Notes passes only by a written deed of transfer signed by the transferor and transferee followed by registration in the Register (as described below in Condition 2(2)). The registered holder of any Note will (except as otherwise required by law) be treated as its absolute owner for all purposes whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it and no person will be liable for so treating such holder. In these Terms and Conditions, "Noteholder" and (in relation to a Note) "holder" means the person in whose name a Note is registered in the Register.

(4) Upon the issuance of the Global Notes, each of Euroclear and Clearstream will credit, on its respective book-entry registration and transfer system, the respective principal amounts of the Notes represented by the U.S. Global Note or the European Global Note, as the case may be, to the accounts of institutions that have accounts with it (as the case may be, "Euroclear Participants or Clearstream Participants"). The accounts to be credited will be designated by Morgan Stanley & Co. International Limited and Lehman International (Europe) Limited. Ownership of beneficial interests in the Global Notes will be limited to Euroclear Participants and Clearstream Participants or persons that may hold interests through Euroclear Participants or Clearstream Participants. Ownership of interests in the Global Notes will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by Euroclear and Clearstream (with respect to Euroclear Participants' and Clearstream Participants' interest)

         Rights of persons owning a beneficial interest in the Global Notes are governed by the procedures (if Euroclear or Clearstream and, if such person is not a Euroclear Participant or Clearstream Participant, by the procedures of the Euroclear Participant or Clearstream Participant through which such person owns its interest.

(5) So long as Euroclear, Clearstream or a nominee thereof is the registered holder and owner of a Global Note, Euroclear, Clearstream or such nominee, as the case may be, will be considered the sole and holder of the related Notes for all purposes of such Notes and for all purposes under the Terms and Conditions. So long as the Notes are represented by the Global Notes, registration in a name other than that of Euroclear, Clearstream or a nominee thereof will not be permitted unless either (i) Euroclear or Clearstream notifies the Company that it is unwilling or unable to continue as a clearing system in connection with a Global Note and a successor clearing system is not appointed by the Company within 90 days after its receipt of such notice or (ii) the Company shall have determined in its sole discretion that the Notes shall no longer be represented by Global Notes. In these circumstances, title to a Note may be transferred into the names of the persons owning the beneficial interests therein and such persons will receive a definitive Certificate in respect thereof in registered form. In no event will definitive notes in bearer form be issued.

         In the absence of the circumstances set forth above, owners of beneficial interests in a Global Note will not be entitled to have the Notes represented by such Global Note registered in their names, will not receive or be entitled to receive physical delivery of Notes in definitive form and will not be considered the owners or holders of any Notes under such Global Note. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability to transfer or pledge beneficial interests in a Global Note.

2.       Transfer of Notes

(1) The Company will cause to be kept, at the office of the Registrar, the Register on which shall be kept the names and addresses of the holders of the Notes and the particulars of the Notes held by them and, subject to the provisions of clauses (3) and (4) below, of all transfers and exchanges of Notes.

(2) Subject to the Agency Agreement and clauses (3) and (4) below, a Note may be transferred. in whole or in part (but only in authorized denominations), by surrender of the Certificate issued in respect of that Note, with the form of transfer duly completed and signed by the transferor and the transferee at the specified office of the Registrar. No transfer of title to any Note will be effective unless and until entered on the Register.

(3) Transfers of interests in Notes between and among Euroclear Participants and Clearstream Participants shall be effected in accordance with procedures established by Euroclear and Clearstream, as applicable.

(4) The exchange of an interest in a Note represented by the U.S. Global Note for an interest in a Note represented by the European Global Note and vice versa shall be recorded on the Register and shall he effected by an increase or a reduction, as the case may be, in the aggregate amount of Notes represented by the U.S. Global Note in the aggregate amount of transferred or converted Notes and a corresponding reduction or increase, as the case may be, in the aggregate amount of Notes represented by the European Global Note in the aggregate amount of transferred or converted Notes.

(5) Exchanges pursuant to Condition 2(4) may not be effected during the period commencing on the Record Date (as defined in Condition 6(4)) and ending on the related Payment Date (as defined in Condition 6(5)) (both dates inclusive).

(6) A conversion of Notes into Ordinary Shares will be recorded in the Register and a corresponding reduction of the aggregate amount of the Notes represented by the European Global Note or the U.S. Global Note, as the case may be, shall be made.

         Upon the transfer or exchange of Restricted Notes or the replacement of Certificates issued in respect of Restricted Notes, the Registrar will only deliver Certificates with respect to Restricted Notes that bear the Securities Act Legend unless there is delivered to the Registrar and the Company such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by the Company, that neither the Securities Act Legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act.

         Until and including the fortieth day after the later of the commencement of the initial offering Notes and the latest original issue date of the Notes (the "Restriction Date"), an interest in Notes represented by the European Global Note may be transferred to a person who takes delivery in the form of an interest in a Note represented by the U.S. Global Note only if the Registrar receives a written certificate of the transferee (in the form provided in the Agency Agreement) to the effect that it is purchasing such interest for its own account or for an account or accounts with respect to which it exercises sole investment discretion and that it and, if applicable, each such account, is a qualified institutional buyer within the meaning of Rule 144A, in each case in a transaction complying in all respects with the requirements of Rule 144A and in accordance with any applicable securities laws of any State of the United States or any other jurisdiction. After the Restriction Dale such restrictions and certification requirements will no longer apply to such transfers of Unrestricted Notes. Interests in Notes represented by a U.S. Global Note may be transferred to a person who takes delivery in the form of an interest in the European Global Note, whether before, on or after the Restriction Date, only if the Registrar receives a written certificate from the transferor (in the form provided in the Agency Agreement) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S and that, if such transfer occurs on or prior to the Restriction Date, such interest in the European Global Note will be held immediately thereafter through Euroclear or Clearstream.

3.       Ranking

         The indebtedness evidenced by the Notes will be unsubordinated and unsecured indebtedness of the Company and will rank equal in right of payment with each series of Existing Notes and all other unsubordinated unsecured indebtedness of the Company, and the Notes will be senior in right of payment to all other subordinated indebtedness of the Company.

4.       Interest

(1) The Notes bear interest from March 30, 2000 at the rate of 4% per annum (the "Rate of Interest"), payable annually in arrears on March 30 of each year subject as provided in Condition 6.

(2) Each Note will cease to bear interest at the end of the day preceding the Due Date (as defined in Condition 6(5)) for principal unless, upon due presentation, payment of principal is improperly withheld or refused, in which case such Note will continue to bear interest at the same rate until the end of the day in which all amounts due in respect of such Note are received at the office of a Paying Agent named in Condition 9 (each, a "Paying Agent"). In the event the right to convert a Note has been exercised pursuant to Condition 5(4), such Note shall cease to bear interest at the end of the day immediately preceding the last Due Date for interest which precedes such conversion.

(3) If interest is required to be calculated for a period of less than a full year, such interest shall be, calculated on the basis of a 365-day year and the actual number of days elapsed.

5.       Redemption, Purchase and Conversion

(1) Unless previously redeemed or converted as specified below, the Company will redeem each Note, at its Accreted Principal Amount on March 30, 2005 as provided in Condition 6. The Notes may not be, redeemed at the option of the Company other than in accordance with paragraphs (2) and (3) of this Condition. Subject to Condition 5(3), the Notes may not be redeemed at the option of the Noteholders.

(2) The Notes are not entitled to any sinking fund. At any time on or after March 30, 2003, the Notes will be redeemable at the Company's option on at least 30 and not more than 60 days' notice, as a whole or in part, at their Accreted Principal Amount, together with accrued interest to, but excluding, the date of redemption, provided that the official closing price of the Ordinary Shares as derived from the Official Price List of the AEX on each of 30 consecutive Trading Days ending no more than five Trading Days prior to the date on which the Redemption Notice is given to Noteholders is at least 130 percent of the Effective Conversion Price in effect on each of such Trading Days, where "Effective Conversion Price" is equal to the Accreted Principal Amount together with accrued interest divided by the Conversion Rate in effect at such time. For purposes of these Terms and Conditions, the term "Trading Day" shall mean a day when the AEX is open for business. In the case of a partial redemption of Notes pursuant to this Condition 5 (2), the Notes to be redeemed will be selected individually by lot in accordance with the requirements of the Official Market of the AEX's stock market in such place as the Principal Paying Agent named in Condition 9 shall approve and in such manner as the Principal Paying Agent shall deem to be appropriate and fair, not more than 60 and at least 30 days prior to the date fixed for redemption. The Company will give notice to the Noteholders specifying the redemption date, the identifying numbers of the Notes drawn for redemption not less than 30 days prior to that date. All Notes which are redeemed by the Company will be cancelled and, accordingly, may not be reissued or resold.

(3) In the event of a Change of Control of the Company, each Noteholder will have the right to require the Company to redeem all (but not less than all) of such Noteholder's Notes on the date that is 30 days after the date on which such Change of Control occurs at the Accreted Principal Amount together with accrued and unpaid interest to, but excluding, the redemption date. The Company shall give each Noteholder notice of such Change of Control in accordance with the provisions of Condition 10 hereof not later than 10 days after the date on which such Change of Control occurs.

         "Capital Stock" is defined to mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, including, without limitation, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

         "Change of Control" is defined to mean such time as (i) a "person" or "group" (within the meaning of Sections 13(d) and 14 (d)(2) of the Exchange Act) (other than a Permitted Holder) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the then outstanding Voting Stock of VersaTel on a fully diluted basis ("Majority Voting Power") and such person or group has complied with the Act on Notification of Major Shareholdings in Listed Companies 1996 ("Wet melding zeggenschap in ter beurze genoteerde vennotschappen 1996") (the "Notification Act") or, in the event of non-compliance with the Notification Act by such person or group, such person or group exercises such Majority Voting Power in a vote of the Company's shareholders; (ii) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of VersaTel to any such "person" or "group" (other than to a Restricted Subsidiary (as defined in the Existing Notes)); or (iii) the merger or consolidation of VersaTel with or into another corporation or the merger of another corporation with or into VersaTel with the effect that immediately after such transaction any such "person" or "group" of persons or entities shall have become the beneficial owner of securities of the surviving corporation of such merger or consolidation representing a majority of the total voting power of the then outstanding Voting Stock of the surviving corporation.

         "Permitted Holder" is defined to collectively mean Telecom Founders B.V., NeSBIC Venture Fund C.V., Cromwilld Limited, Paribas Deelnemingen N.V., NPM Capital N.V. and any affiliate of the foregoing Persons.

         "Person" is defined to mean any individual, corporation, partnership, joint venture, association, jointstock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision thereof or any, other entity.

         "Voting Stock" is defined to mean with respect to any Person, Capital Stock of any class or kind ordinarily entitled to vote for the election of directors thereof at a meeting of stockholders called for such purpose, without the occurrence of any additional event or contingency.

(4) Each Noteholder has the right (the "Conversion Right") to convert its Notes into Ordinary Shares, in a form representing good delivery for the purposes of settlement on the AEX, at any time during the Conversion Period referred to below, subject to compliance with the provisions of this Condition
5. On the Conversion Date, the right of the converting Noteholder to payment of the Note to be converted shall cease and in consideration thereof the Company shall deliver Ordinary Shares as provided in this Condition 5. The "Conversion Period" shall be the period commencing May 9, 2000 up to and including March 16, 2005; provided, that the right to convert Notes called for redemption will terminate at the close of business on the fourteenth day before the date fixed for redemption pursuant to either Condition 5(2) or 5(3) above (each, a "Redemption Date") with respect thereto unless the Company defaults in making the payment due upon redemption.

(5) The price at which Ordinary Shares will be delivered by the Company to Noteholders upon conversion will be Euro 60.76 per Ordinary Share (the "Conversion Price") subject to adjustments in the manner provided for in Conditions 5(12), (13), (14), (15), (16), (17), (18) and (19). The number of
Ordinary Shares to be delivered on conversion of a Note will be determined by dividing the initial principal amount of such Note (the "Original Issue Price") by the Conversion Price. The result of such division shall be rounded to the fourth decimal place, with 0.00005 being rounded upwards; so that 16.4582 Ordinary Shares will be delivered upon conversion of each Note in the principal amount of Euro 1,000, subject to adjustment of the Conversion Price. If more than one Note is converted at any one time by the same Noteholder the number of Ordinary Shares to be delivered upon such conversion will be calculated on the basis of the aggregate Original Issue Price of such Notes to be converted. A Conversion Right may only be exercised in respect of an authorized denomination of a Note.

(6) No fractions of Ordinary Shares or scrip representing fractions of Ordinary Shares will be issued on conversion, and no cash adjustment will be payable in respect of fractions of Ordinary Shares or scrip representing fractions of Ordinary Shares.

         Notes surrendered for conversion during the period from the close of business of any Record Date next preceding any Payment Date for interest to the opening of business on such Payment Date for interest (except Notes called for redemption within such period) must be accompanied by payment of an amount equal to the interest thereon which the registered holder is to receive as well as any other amounts payable to the Company in respect of amounts under Condition 5(10) hereof for which the holder is liable. No interest on Notes submitted for conversion will be payable by the Company on any interest Payment Date subsequent to the Conversion Date, except in the situation described in the immediately preceding sentence. No other payment or adjustment for premium, interest or dividends is to be made upon conversion.

(7) A Conversion Right may not be exercised by a Noteholder following the giving of a Termination Notice pursuant to Condition 8 with respect to its Notes.

(8) To exercise the Conversion Right the Noteholder must (i) deliver at its own expense during normal business hours to the office of the conversion agent named in Condition 9 (the "Conversion Agent") a notice of conversion (the "Conversion Notice") duly completed and in duplicate form obtainable from the office of the Conversion Agent, and (ii) transfer a corresponding principal amount of Notes to the account of the Conversion Agent with Euroclear or Clearstream, as the case may be, and all amounts to be paid by the Noteholder pursuant to Condition 5(6), and (iii) declare either that it is domiciled or has residence outside the United States (which term, as used herein, means the United States of America (including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdictions) ) or is a Qualified Institutional Buyer as defined in Rule 144A under the Securities Act (in which event such Qualified Institutional Buyer will be required to execute a letter in favor of the Company in the form attached to the Agency Agreement). A Conversion Notice once received shall be irrevocable and become effective on the day on which the conditions of sentence 1 of this Condition 5
(8) have been fulfilled. Where the Note in respect of which the Conversion Right is being exercised, is represented by a Global Note, the Conversion Notice and the documentation referred to in (iii) above may be duly completed and delivered to the Conversion Agent by the Euroclear Participant or Clearstream Participant, as the case may be, who is shown in the records of Euroclear or Clearstream, as the case may be, as the holder of a book-entry interest in such Note at the time of the delivery of such Conversion Notice; provided that the foregoing procedures shall at all times be subject to the rules and procedures governing the operations of Euroclear or Clearstream, as the case may be.

(9) The "Conversion Date" will be deemed to be the day immediately following the date on which the Conversion Notice shall have become effective in accordance with Condition 5(8) or, if such day is not a Trading Day, the next Trading Day.

(10) A Noteholder exercising its Conversion Right must pay any taxes and other duties arising on conversion of its Notes except for Netherlands capital issue tax, which shall be borne by the Company.

(11) If Notes are converted on exercise of the Conversion Right, the Company shall, as soon as practicable, and in any event not later than three Trading Days after the Conversion Date, effect delivery of the Ordinary Shares (which shall be deemed to be issued as of the relevant Conversion Date) through the Company's issuing agent with respect to the Company's bearer shares (currently ING Bank N.V.) to Euroclear or Clearstream, provided, however, that in relation to any Conversion Right exercised during the twenty Trading Day period referred to in clause (ii) of Condition 5(13), the Company shall not be required to make any delivery pursuant to this Condition 5 ( 11 ) until the later of (x) the third Trading Day after the termination of such twenty Trading Day period, and (y) the time otherwise required under this Condition 5(11).

         Owners of beneficial interests in the Global Notes will be required to take delivery of any Ordinary Shares in the form of a beneficial interest held through a Euroclear Participant or Clearstream Participant.

(12) If the Company (i) (a) by granting its shareholders a direct or indirect subscription right increases its share capital through the issuance of new Ordinary Shares against payment in cash or in kind ("Increase of Share Capital Against Payment"), or (b) grants its shareholders, directly or indirectly, a subscription right for Notes or other securities with options or conversion rights into Ordinary Shares, in either case at an aggregate price per share (taking into account the subscription price for such securities plus any additional consideration payable upon exercise of such option or conversion right) that is less than the Current Market Price per Ordinary Share ("Issuance of Securities with Options or Conversion Rights") at the date on which such Subscription Right (as defined below) is announced or (ii) increases its share capital out of retained earnings or other reserves except as described in clause
(18) below ("Increase of Share Capital out of Retained Earnings"), and the Qualifying Date referred to below is before or at the last day of the Conversion Period, then, with effect from the Qualifying Date (inclusive), the Conversion Price will be adjusted in accordance with Condition 5(13) and (14), respectively. "Qualifying Date" shall be the first Trading Day on which the Ordinary Shares are quoted "ex-subscription rights" or "ex-bonus shares".

(13) In the event of (a) an Increase of Share Capital Against Payment, (b) an Issuance of Securities with Options or Conversion Rights or (c) a cash dividend being announced with respect to any year which amounts to greater than the higher of ( 1 ) 5% of the market capitalization of the Company at the time of such announcement and (2) 120% of the aggregate of all dividends charged or provided for by the Company in respect of its Ordinary Shares in its accounts for the Accounting Period immediately preceeding the Accounting Period in question, the Conversion Price shall be multiplied by the value determined by applying the following formula:

                                        S
                                    --------
                                      S + V
where:

S (i) in the case of (a) and (b) is the average, weighted by turnover, of the trading prices of the Ordinary Shares on the AEX, on all Trading Days throughout the period during which the subscription rights (the "Subscription Rights") may be exercised as determined by the conversion calculation agent named in Condition 9 (the "Conversion Calculation Agent"), and (ii) in the case of (c), is the average, weighted by turnover, of the official closing prices of the Ordinary Shares as derived from the Official Price List of the AEX on the twenty Trading Days immediately following the Trading Day on which the Ordinary Shares are traded ex-dividend; and

V is the average, weighted by turnover, of the official closing prices as derived from the Official Price List of the AEX of the Subscription Rights on the AEX on all Trading Days throughout the period during which the Subscription Rights may be exercised as determined by the Conversion Calculation Agent or, in the case of a cash dividend on Ordinary Shares, the per share amount of such dividend to the extent by which it, together with all such other dividends during the relevant Accounting Period, exceeds the higher of the relevant threshold applicable pursuant to Condition 13(c) above.

"Accounting Period" is defined to mean, in relation to any dividend or distribution, the accounting period of the Company specified in the accounts of the Company in which such dividend or distribution is provided for, provided that, in any case where the Company changes its accounting period, it shall mean the twelve month period preceding the date on which such dividend or distribution is charged or provided for in the accounts of the Company.

(14) In the event of an Increase of Share Capital out of Retained Earnings, the Conversion Price shall be multiplied by the value determined by the following formula:

                                       No
                                     -----
                                       Nn

where:

No is the number of Ordinary Shares before the increase of share capital; and

Nn is the number of Ordinary Shares after the increase of the share capital.

(15) In the event of a decrease in the Company's share capital that is the result of a reduction in the nominal value of the Ordinary Shares, the Conversion Price shall remain unchanged. In the case of a decrease in the Company's share capital resulting from a consolidation or a cancellation of Ordinary Shares and in the case of an increase or decrease in the number of Ordinary Shares involving no change in capital (Share split), Condition 5(14) above shall apply correspondingly.

(16) In the event of a legal merger of the Company as transferor entity ("verdwijnende vennootschap"), the Conversion Right shall relate to such number of equity securities (the "Relevant Shares") to which the holders of Ordinary Shares deliverable upon exercise of such Conversion Rights (immediately before such merger) would have been entitled upon such legal merger, and thereafter the provisions hereof shall apply to the Relevant Shares, subject to adjustment pursuant to Condition 5(5) for other property received by holders of Ordinary Shares.

(17) In the event of a legal split-up ("juridische splitsing") or a legal spin-off ("juridische afsplitsing") or if any other event occurs which in the opinion of the Conversion Calculation Agent has the same effect as a split-up or a spin-off, such adjustment to the Conversion Right (which may include cash payments) shall be made in accordance with ss.334P Book 2 of the Dutch Civil Code to the terms of the Conversion Right as the Company in consultation with the Conversion Calculation Agent shall consider appropriate to take account of such event. If shares of capital stock in other legal entities are distributed to the holders of Ordinary Shares in case of such split-up, spin-off or a similar event, such adjustment may consist of a proportionate allocation of such shares and/or a cash payment.

(18) In the event of (i) a regular dividend or other cash distribution (not specifically covered by Condition 5(13) (c) above), (ii) an increase in share capital out of retained earnings or other reserves pursuant to which Ordinary Shares are issued in lieu of cash dividends (except, for the avoidance of doubt, to the extent that the cash dividend gives rise to an adjustment in accordance with Condition 13(c) hereof) not specifically covered by Condition 5(13) (c) above at a price that is equal to or greater than the then Current Market Price (as defined below) of the Ordinary Shares, (iii) a legal merger whereby the Company is the acquiring entity, (iv) a disposal of one or more parts of its assets by the Company, (v) an issuance of Ordinary Shares pursuant to the Company's management and employee share option plans in effect from time to time, (vi) any issuance of Ordinary Shares pursuant to the terms of any warrants of the Company issued prior to the date of issuance of the Notes or (vii) analogous events, the Conversion Price shall remain unchanged.

(19) Adjustments in accordance with the foregoing clauses shall be calculated by the Conversion Calculation Agent, published in accordance with Condition 10, and shall be (in the absence of manifest error) binding on all parties concerned. The Conversion Calculation Agent shall only be liable for making or not making adjustments, or taking or not taking, any other measures in connection with these Notes, if and to the extent that it fails to show the due care of a proper merchant. The Conversion Calculation Agent may, after prior consultation with the Company, engage the advice or services of any lawyers or other experts whose advice or services may seem necessary to it and may rely, after consultation with the Company, upon any advice so obtained (and such Conversion Calculation Agent shall incur no liability as against the Company or the Noteholders in respect of any action taken, or suffered to be taken, in accordance with such advice and in good faith).

(20) The Company and any of its subsidiaries or affiliates may at any time purchase Notes at any price in the open market or otherwise, provided that such purchases are in compliance with all relevant directives. For the purposes of these Conditions, the term "directive" includes any Netherlands or foreign present or future law, regulation, administrative directive, administrative act and other act and rule of any relevant agency, authority, central bank, department, government, legislature, minister, official, public or statutory corporation, self-regulatory organization (as defined in the Securities Transactions Supervision Act 1995, "Wet toezicht effectenverkeer 1995") or stock exchange.

(21) All Notes which are paid will forthwith be cancelled by reduction in the principal amount of the relevant Global Note. All Notes so cancelled and the Notes purchased pursuant to Condition 5(20) and cancelled pursuant to this Condition 5(21) cannot be reissued or resold.

(22) The Company shall procure that the authorized share capital of the Company shall always be sufficient for the issuance of Ordinary Shares to a Noteholder exercising its Conversion Right. Without limiting the foregoing or limiting any Noteholder's right to convert its Notes under the terms hereof, the Company undertakes that it will not issue more than 15,000,000 Ordinary Shares upon conversion of the Notes without prior shareholder approval.

(23) As used in this Condition 5, "Current Market Price" means in respect of an Ordinary Share at a particular date, the average weighted by turnover on each day of the official closing prices of the Ordinary, Shares of the Company as derived from the Official Price List of the AEX for the five Trading Days immediately preceding such date.

(24) "Accreted Principal Amount", with respect to each Euro 1,000 principal amount of Notes, shall be determined so that, together with accrued interest from the immediately preceding interest Payment Date or, if none, the Closing Date, and after taking into account any interest paid in respect of such Notes in preceding periods, it represents for the Holder thereof a gross yield to maturity identical to that applicable in the case of redemption at maturity, being 8.50% per annum and shall be calculated in accordance with the following formula, rounded (if necessary) to two decimal places with 0.005 being rounded upwards (provided that if the date fixed for redemption is an interest Payment Date, the Accreted Principal Amount shall be as set out in the table below in respect of such interest Payment Date):

Accreted Principal Amount = (Previous Accreted Principal Amount
X(1 + ((r Xd)/p)) -- AI
         where
Previous Accreted Principal
         Amount                 =    the Accreted Principal Amount on the
                                     interest Payment Date immediately preceding the Redemption Date (or, if the Notes are to be redeemed prior to the first interest
                                     Payment Date, Euro 1,000), as set out
                                     below:

            Interest Payment Date         Accreted Principal Amount (Euro)
            ---------------------         ---------------------------------
            March 30, 2001                          1,045.00
            March 30, 2002                          1,093.83
            March 30, 2003                          1,146.80
            March 30, 2004                          1,204.28
            March 30, 2005                          1,266.64



_______________
r    =   8.50% expressed as a fraction.

d    =   number of days from and including the immediately preceding interest
         Payment Date (or, if the Notes are to be redeemed on or before the first interest Payment Date, from and including the Closing Date) to but excluding the date fixed for redemption, calculated on the basis of a 365 day year and, in the case of an incomplete year, the number of days elapsed.

P    =   365.

AI   =   accrued interest on the principal amount of the Notes from and including the immediately preceding interest Payment Date (or, if the Notes are to be redeemed on or before the first interest Payment Date, from and including the Closing Date) to but excluding the Redemption Date, calculated on the basis of a 365 day year and, in the case of an incomplete year, the number of days elapsed.

         If the Accreted Principal Amount payable in respect of any Note upon its redemption pursuant to Conditions 5(2) and 5(3) or upon it becoming due and payable as provided Condition 8(a) is not paid when due, the Accreted Principal Amount due and payable in respect of a Note shall be the Accreted Principal Amount of such Note as described above, except that such conditions shall have effect as though the reference therein to the Redemption Date or, as the case may be, the date on which the Note becomes due and payable had been replaced by a reference to the Relevant Date (as defined below), and interest shall accrue on the principal amount of such Note to the Relevant Date. The calculation of the Accreted Principal Amount will continue to be made (after as well as before judgment) until the Relevant Date, unless the Relevant Date falls on or after the maturity date, in which case the amount due and payable shall be the Accreted Principal Amount of the Notes on the maturity date together with interest on the Accreted Principal Amount at the rate of 8.50% per annum from and including the maturity date to but excluding the Relevant Date. "Relevant Date" in respect of any payment means the date on which the payment becomes due, but if the full amount of the monies payable has not been received by the Principal Paying Agent on or prior to such due date, the date on which the full amount of such monies has been so received and notice to that effect given to the Noteholders.

6.       Payments

(1) The Company irrevocably undertakes to pay in euro, when due, principal, interest, amounts which may be payable in accordance with Condition 6 and additional amounts which may be payable under Condition 5. The amounts due in respect of the Notes shall be paid to the Noteholder with due observance of any tax, foreign exchange or other laws and regulations of the country of the relevant Paying Agent without it being permissible to require the execution of an affidavit or compliance with any other formality whatsoever, unless such affidavit or formality is prescribed by the laws of the country of the relevant Paying Agent.

(2) Payments of Accreted Principal Amount and interest on the Notes shall be made on the relevant Payment Date (as defined in Condition 6(5)) to Euroclear and Clearstream in euro. The amount of payments to Euroclear and Clearstream shall correspond to the aggregate principal amount of Notes represented by the European Global Note and the U.S. Global Note, as established by the Registrar at the close of business on the relevant Record Date (as defined in Condition 6(4)). Payment of Accreted Principal Amount shall be made upon surrender of the European Global Note or the U.S. Global Note, as the case may be, to the Paying Agents. The payment of other amounts payable pursuant to Conditions 5 and 7 will be made in corresponding application of the provisions of this Condition 6(2).

(3) Payments made by the Company in euro in accordance with Condition 6(1) to Euroclear and Clearstream shall discharge the liability of the Company under the Notes to the extent of the sums so paid.

(4) The record date for purposes of payments of principal and interest and other amounts payable pursuant to Conditions 6 and 7 (the "Record Date") shall be, in respect of each such payment, the date determined in accordance with the rules of Euroclear and Clearstream from time to time for the entitlement of their participants to payments in respect of debt obligations denominated in euro and represented by Global Notes.

(5) For the purposes of these Terms and Conditions, "Payment Date" means the day on which the payment is actually to be made, where applicable, as adjusted in accordance with Condition 6(6), and "Due Date" means the date for making such payments as provided herein, without taking account of any such adjustment.

(6) If any Due Date for payment of principal or interest in euro in respect of any Note is not an Amsterdam Business Day, such payment will not be made until the next following Amsterdam Business Day, and no further interest shall be paid. An "Amsterdam Business Day" shall be any day on which banks are open for business in Amsterdam.

7.       Taxation

         In the event any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature is required by law, no additional amounts will be payable to Noteholders.

8.       Events of Default

         If any of the following events occurs:

(a) Non payment: the Company fails to Pay any amount of Accreted Principal Amount of, or interest on, the Notes when payment thereof becomes due and the default continues for a period of 15 days; or

(b) Breach of other obligations: the Company defaults in the performance or observance of any of its other obligations under or in connection with the Notes or the Agency Agreement and such default remains unremedied for 30 days after written notice thereof, addressed to the Company by any Noteholder, has been delivered to the Company or to the specified office of a Paying Agent; or

(c) Winding up, etc.: an order or judgment is made or an effective resolution is passed for the liquidation or dissolution of the Company (other than for the purposes of a merger, consolidation or other form of combination with another legal entity where the continuing entity or the entity formed as a result of such merger, consolidation or combination is assuming the obligations of the Company under the Notes); or

(d) Bankruptcy, etc.: bankruptcy or insolvency proceedings are commenced by a court of competent jurisdiction against the Company, which shall not have been dismissed or stayed within 60 days after the commencement thereof, or the Company institutes such proceedings or suspends payments or offers a general arrangement for the benefit of all its creditors; or

(e) Cross-Acceleration and Cross-Default: (i) an acceleration has occurred pursuant to the indenture governing any series of Existing Notes or
         (ii) if no such series of Existing Notes is then outstanding, a default occurs on any other Indebtedness of VersaTel or any Restricted Subsidiary if either (A) such default is a failure to pay principal of such Indebtedness when due after any applicable grace period and the principal amount of such Indebtedness is in excess of U.S. $5.0 million or (B) as a result of such default, the maturity of such Indebtedness has been accelerated prior to its scheduled maturity and such default has not been cured within the shorter of (I) 60 days and (II) the applicable grace period, and such acceleration has not been rescinded, and the principal amount of such Indebtedness together with the principal amount of any other Indebtedness of VersaTel and its Restricted Subsidiaries that is also in default as to principal, or the maturity of which has been accelerated, aggregates U.S. $5.0 million or more (capitalized terms used in this Condition 8(e) and not otherwise defined in the Terms and Conditions shall have the definitions ascribed thereto in the Existing Notes)

then any Note may, by written notice addressed by the holder (a "Termination Notice") thereof to the Company and delivered to the Company or to the specified office of a Paying Agent, be declared immediately due and payable, whereupon it shall become immediately due and payable at its Accreted Principal Amount together with accrued interest without further action or formality (unless it is proven that the event that has led to the Note being declared immediately due and payable has been cured at the time the notice of such declaration is received by the Company or a Paying Agent). Notice of any such declaration shall promptly be given to the Noteholders.

9.       Paying Agent, Conversion Agents, Conversion Calculation Agent and
         Registrar

(1) The Paying Agents, the Registrar, the Conversion Calculation Agent and the Conversion Agents (together, the "Agents") and their respective specified offices are as follows:

         Principal Paying Agent, Conversion Agent and Registrar:

         ING Bank N.V.
         Bijmerplein 888
         1102 MG Amsterdam
         The Netherlands

         Conversion Calculation Agent:
         ING Barings
         Foppingadreef 7
         1102 BD Amsterdam
         The Netherlands

(2) In acting as Agents in connection with the Notes, the Agents act solely as agents of the Company and do not assume any obligations towards or relationship of agency or trust for or with any of the Noteholders.

(3) The Company reserves the right at any time to vary or terminate the appointment of any of the Agents, and to appoint successor or additional paying agents, successor or additional conversion agents, successor or additional conversion calculation agents or successor or additional Registrars, provided that so long as the Notes are listed on the AEX, the Company shall maintain a Paying Agent in Amsterdam if the rules and regulations of the AEX so require. Notice of any change in the Paying Agent, the Conversion Agent, the Conversion Calculation Agent or the Registrar, or in the specified office of any Paying Agent, the Conversion Agent, the Conversion Calculation Agent or the Registrar shall promptly be given to the Noteholders in accordance with Condition 10.

10.      Notices

         Notices to the Noteholders will he valid if published in a leading newspaper having general circulation in The Netherlands, in the Official Price List of the AEX (so long as the Notes are listed on the AEX and the rules of the AEX so require) and in an English language newspaper of general circulation in Europe. Any such notice shall be deemed to have been given on the date of such publication (or, if published more than once or on different dates, on the first date on which publication is made), provided that notices to the Noteholders may be given by delivery of the relevant notice to Clearstream and Euroclear for communication by them to their respective participants in substitution for publication as required by this Condition, provided always that, so long as the Notes are listed on the AEX, the requirements of the AEX have been complied with and, where such requirements specify publication in a leading newspaper having general circulation in The Netherlands, by such publication in such newspaper have been complied with.

11.      Governing Law and Jurisdiction

(1) The form and contents of the Notes, as well as all the rights and duties arising therefrom, are governed exclusively by the laws of The Netherlands. Place of performance is The Netherlands.

(2) The Company submits to the non-exclusive jurisdiction of the District Court in Amsterdam, The Netherlands to settle any disputes which may arise out of or in connection with these Terms and Conditions. Any legal actions arising out of or in connection with these Terms and Conditions may be brought in the District Court of Amsterdam, The Netherlands.

(3) Any person owning a beneficial interest in a Note may in any proceedings against the Company or to which such Noteholder and the Company are parties protect and enforce in its own name its rights arising under its Notes only on the basis of (i) a statement issued by its Custodian (a) stating the full name and address of such person, (b) specifying an aggregate principal amount of Notes credited on the date of such statement to such person's securities account maintained with such Custodian and (c) confirming that the Custodian has given a written notice to Euroclear or Clearstream, as appropriate, and the Registrar containing the information pursuant to (a) and
(b) and (ii) a copy of the relevant Global Note certified as being a true copy by a duly authorized officer of the Registrar. For purposes of the foregoing, "Custodian" means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the owner of a beneficial interest in a Note maintains a securities account in respect of any Notes and includes Clearstream and Euroclear.

12.      Amendment

(1) The terms and conditions of the Notes may be modified or amended by the Company, without the consent of the Noteholders, for the purpose of (a) adding to the covenants of the Company for the benefit of the Noteholders; (b) surrendering any right or power conferred upon the Company; (c) securing the Notes; (d) evidencing the assumption by another legal entity of all of the obligations of the Company with respect to the Notes as the result of a merger, consolidation, or other form of consolidation permitted by Condition 8(c); or
(e) curing any ambiguity, inconsistency, defect or omission in the Notes or between the Terms and Conditions of the Notes, to all of which each Noteholder shall, by acceptance hereof, consent.

(2) The Terms and Conditions of the Notes may also be modified or amended by the Company, and past defaults thereunder or under the Agency Agreement by the Company may be waived, with the written consent of the Noteholders of not less than sixty-six and two-thirds percent (66?%) in aggregate principal amount of the Notes outstanding. Any such written consent of holders may be arranged by the Company or such holders. Notwithstanding the foregoing, no such modification, amendment or waiver, without the consent of the holder of each Note, may: (a) waive a default in the payment of the Accreted Principal Amount of or interest on any Note, or change the stated maturity of the principal of or the time for payment of any installment of interest on any Note, or change the currency of payment of the Accreted Principal Amount of or interest on, any Note or reduce the principal amount of, or the rate of interest on, any Note, or impair the right to institute suit for the enforcement of any such payment on or with respect to any Note; (b) reduce the above-stated percentage in aggregate principal amount of the outstanding Notes required for any modification of or amendment to the terms and conditions of the Notes, or of any waiver of any past default; or (c) modify any of the provisions of this paragraph except to provide that certain other provisions of the Terms and Conditions of the Notes cannot be modified, amended or waived without the consent of the holder of each outstanding Note affected thereby.

13.      Miscellaneous

(1) No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith which shall be for the account of the Noteholder.

(2) In case any Certificate shall at any time become mutilated or destroyed or stolen or lost and such Certificate or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Company, a new security of like tenor will be issued by the Company in exchange for the Certificate so mutilated, or in lieu of the security so destroyed or stolen or lost, but, in the case of any destroyed or stolen or lost security, only upon receipt of evidence satisfactory to the Company that such Certificate was destroyed or stolen or lost, and, if required by the Company, upon receipt also of indemnity satisfactory to the Company. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new security shall be borne by the holder of the Certificate that was mutilated, destroyed, stolen or lost. Every new Certificate issued in lieu of any mutilated, destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone. Any new Certificate delivered pursuant to this paragraph shall be so dated that neither gain nor loss in interest shall result from such exchange.

(3)      The Company undertakes to comply with the provisions set forth in
Article 2.1.20 of Schedule B of the Rules and Regulations ("Fondsenreglement") of the AEX as in force on the date of this offering memorandum.

         The Unrestricted Notes have been accepted for clearance through Euroclear and Clearstream under Common Code number 010972671 and have been assigned Identification Number ("ISIN") XSO109726710. The Restricted Notes have been accepted for clearance by Euroclear and Clearstream under Common Code number 10972728 and have been assigned ISIN XSO109727288.

                                                                        Annex 2A


                       Form of Definitive Note (Rule 144A)

                                                       ISIN No. XS0109727288
                                                     Common Code No. 010972728
                                                          Certificate No.


                       VERSATEL TELECOM INTERNATIONAL N.V.
                                       EUR
                           4% Senior Convertible Notes
                                    due 2005

         The Notes in respect of which this Certificate is issued are in registered form and form the series designated as specified in the title (the "Notes") of VersaTel Telecom International N.V. (the "Issuer").

         The Issuer hereby certifies that _________ is, at the date hereof, entered in the register of Noteholders as the holder of Notes in the initial principal amount of EUR ________ (______ euro) or such other amount as is shown from time to time on the register of Noteholders as being represented by this Certificate and is duly endorsed (for information purposes only). Notes may accrete in accordance with the terms and conditions (the "Conditions") set out in Exhibit 1 hereto. The aggregate amount of Notes outstanding represented hereby may from time to time be increased or decreased to reflect transfers or exchanges. For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Noteholders as holder of the Note in respect of which this Certificate is issued such amount or amounts as shall become due in respect of such Notes and otherwise to comply with the Conditions, as referred below.

         The Notes are constituted by, and have the benefit of the Conditions.

         The Notes are convertible into fully-paid ordinary shares of the Issuer, nominal value NLG 0.05 per ordinary share (the "Ordinary Shares") in bearer form subject to and in accordance with the Conditions.

         Terms defined in the Conditions shall have the same meaning in this Certificate.

         This Certificate is evidence of entitlement only. Title to the Notes passes only by a written deed of transfer signed by the transferor and transferee in the form attached as Exhibit 2 followed by due registration in the register of Noteholders and only the duly registered holder is entitled to payments on Notes in respect of which this Certificate is issued.

         The Conditions, in so far as they apply to the Notes in respect of which this Certificate is issued, are hereby modified to the extent set forth below.

Transfer

         Transfers of interests in the Notes with respect to which this Certificate is issued shall be made in accordance with the Conditions and the Agency Agreement.

         A person transferring the Notes in respect of which this Certificate is issued must provide the Registrar with a written order containing instructions and such other information as the Company and the Registrar may require to complete, execute and deliver Certificates.

         The provisions of Condition 2 will otherwise apply, except that new Certificates to be issued upon transfer of Notes will, within 21 days of receipt by Registrar or an Agent of the form of transfer attached to this Certificate, be mailed by uninsured mail at the risk of the holders entitled to the relevant Notes to the addresses specified in the form of transfer.

         NEITHER THE NOTES EVIDENCED HEREBY NOR THE ORDINARY SHARES ISSUABLE UPON CONVERSION OF THE NOTES HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS
NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE

RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE ISSUER SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND (II) IN CERTAIN OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM ATTACHED HERETO AS EXHIBIT 3 IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THE HOLDER OR BENEFICIAL OWNER OF SHARES RECEIVED UPON CONVERSION OF THIS NOTE MAY NOT DEPOSIT OR CAUSE TO BE DEPOSITED SUCH SHARES INTO VERSATEL TELECOM INTERNATIONAL N.V.'S AMERICAN DEPOSITARY RECEIPT FACILITY OR ANY OTHER UNRESTRICTED AMERICAN DEPOSITARY RECEIPT FACILITY FOR SO LONG AS SUCH SHARES ARE "RESTRICTED SECURITIES" (WITHIN THE MEANING OF RULE 144(a)(3) THAT ARE NOT ELIGIBLE FOR SALE PURSUANT TO RULE 144(k) UNDER THE SECURITIES ACT.

         The statements set out in the legend above are an integral part of the Notes in respect of which this Certificate is issued and by acceptance hereof the holder of the Notes evidenced by this Certificate or any owner of an interest in such Notes agrees to be subject to and bound by the terms of such legend. Upon the transfer or exchange of these Notes or the replacement of Certificates issued in respect of these Notes, the Registrar will only deliver Certificates with respect to these Notes that bear the legend above unless there is delivered to the Registrar and the Issuer such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by the Issuer, that neither such legend nor the restrictions on transfer set forth herein are required to ensure compliance with the provisions of the Securities Act.

         If a holder of a beneficial interest in this Note wishes at any time to exchange its interest in this Note for an interest in the Unrestricted Note, or to transfer its interest in this Note to a Person who wishes to take delivery thereof in the form of an interest in such Unrestricted Note, such holder may, subject to the rules and procedures of Euroclear and Clearstream, to the extent applicable, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Unrestricted Note. Upon receipt by the Registrar at its office in Amsterdam of (1) instructions given in accordance with the procedures of Euroclear and Clearstream, to the extent applicable, from or on behalf of a holder of a beneficial interest in this Note, directing the Registrar to credit or cause to be credited a beneficial interest in the Unrestricted Note in an amount equal to the beneficial interest in this Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Clearstream, to the extent applicable, containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit 3 given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or 904 of Regulation S or Rule 144 under the Securities Act, the Registrar shall promptly deliver appropriate instructions to Euroclear or Clearstream, as the case may be, or their nominee, to reduce or reflect on its records a reduction of this Note by the aggregate principal amount of the beneficial interest in this Note to be so exchanged or transferred from the relevant participant, and the Registrar shall promptly deliver appropriate instructions to Euroclear or Clearstream, or their nominee, or the custodian for Euroclear or Clearstream, as the case may be (to the extent applicable), concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Unrestricted Note by the aggregate principal amount of the beneficial interest in this Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (which shall be the agent member of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in such Unrestricted Note equal to the reduction in the principal amount of this Note.

         [In the case of a definitive note not held through Euroclear or Clearstream, the foregoing language may be appropriately modified]

         Any beneficial interest in this Note that is transferred to a person who takes delivery in the form of an interest in the Unrestricted Note will, upon transfer, cease to be an interest in this Note and become an interest in the Unrestricted Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such Unrestricted Note for as long as it remains such an interest.

Conversion

         The Conversion Right attaching to Notes in respect of which this certificate is issued may be exercised by the presentation to or to the order of any Conversion Agent of one or more Conversion Notices in the form attached as Exihibit 4 duly completed by or on behalf of a holder of such Note. The exercise of the Conversion Right shall be notified by the Conversion Agent to the Issuer and the holder of this Certificate. The provisions of Condition 5 shall otherwise apply.

Payments

         Payments of Accreted Principal Amount in respect of Notes represented by this Certificate will be made against presentation and, if no further payment falls to be made in respect of the Notes, surrender of this Certificate to or to the order of the Paying Agent.

Notices

So long as the Notes are represented by this Certificate, notices to Noteholders shall be given by delivery as required by the Conditions except that so long as the Notes are listed on the AEX, and the rules of that exchange so require, notices shall also be published in a leading newspaper having general circulation in the Netherlands.

This Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

This Certificate is governed by, and shall be construed in accordance with, Netherlands law.


         IN WITNESS whereof the Issuer has caused this Certificate to be signed on its behalf.

VERSATEL TELECOM INTERNATIONAL N.V.


-----------------------------                     ------------------------------
By:                                               By:
Name:                                             Name:
Title:                                            Title:

Certificate of Authentication

         Certified that the above-named holder is at the date hereof entered in the register of Noteholders as holder of the above-mentioned principal amount of Note.

ING BANK N.V., as Registrar


-----------------------------

By:

Authorised Signatory

Dated:

                                    Exhibit 2 to the Definitive Note (Rule 144A)

                                FORM OF TRANSFER

         FOR VALUE RECEIVED the undersigned hereby transfers the following principal amounts of Notes in respect of which Certificates are issued, and all rights in respect thereof, to the transferee(s) listed below:

Principal Amount transferred                      Name, address and account
---------------------------------------------------------------------------
                                                  For payments of transferee
                                                  --------------------------


Dated:                              Certifying Signature:
      ----------                                         -----
Name:
     ------

                                       OR*

--------------
Duly authorized officer


--------------
Duly authorized officer

Accepted by:

--------------
Duly authorized officer


* Where the transfer is a corporation, this form of transfer must be endorsed under its common seal or under the hand of two of its officers duly authorized in writing.

Note:    (i)    A representative of the Noteholder should state the capacity in which he signs, e.g. executor.
         (ii)   The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognises bank, notary public or in such other manner as the Registrar may require.
         (iii)  This form of transfer should be dated as of the date it is deposited with the relevant Registrar.

                                    Exhibit 3 to the Definitive Note (Rule 144A)


FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM RESTRICTED NOTE TO UNRESTRICTED NOTE

VersaTel Telecom International N.V.
c/o ING Bank N.V.
Bijlmermeerplein 888
1102 BD Amsterdam-Zuidoost


         RE:  4% Senior Convertible Notes due 2005
              (the "Notes") of VersaTel Telecom International N.V.


         Reference is hereby made to the Agency Agreement dated as of March 30, 2000 (the "Agency Agreement") between VersaTel Telecom International N.V. and ING Bank N.V., as Paying Agent, Conversion Agent, Conversion Calculation Agent and Registrar. Capitalized terms used but not defined herein shall have the meanings given them in the Agency Agreement.

         This letter relates to EUR ____________(being any integral multiple of EUR 1,000) principal amount of Notes beneficially held through interests in the Restricted Note (Common Code Number 010972728) with Euroclear and/or Clearstream in the name of ________ (the "Transferor") account number ________. The transferor hereby requests that on [INSERT DATE] such beneficial interest in the Restricted Note be [transferred] [exchanged] for an interest in the Unrestricted Note (Common Code No. 010972671) in the same principal denomination [and be transferred to ____________([Euroclear] [Clearstream] account no. _______)]. If this is a partial transfer, a minimum amount of EUR 1,000 and any integral multiple of EUR 1,000 in excess thereof of the Restricted Note will remain outstanding.

         In connection with such request and in respect of such Notes the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Notes and the Conditions and accordingly the Transferor further certifies that:

    (A) (1) the offer of the Notes was not made to a person in the United States; such transfer is being made pursuant to and in accordance with Rule 903 or 904 or Regulation S under the Securities Act, and;

         (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States,

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

OR

    (B) such transfer is being made in accordance with Rule 144 under the Securities Act


         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. Terms used in this certificate and not otherwise defined in the Agency Agreement have the meanings set forth in Regulation S under the Securities Act.

Dated: ____________________
                                        [Name of Transferor]

                                        By:
                                           ---------------------
                                        Name:
                                        Title:
                                        Telephone No.:

Please print name and address
  (including zip code number)     ----------------------------------

                                  ----------------------------------

                                  ----------------------------------

                                      Exhibit 4 to the Rule 144A Definitive Note


         Any holder of Notes other than a foreign purchaser outside the United States must include as an attachment to this Conversion Notice a letter addressed to the Issuer if, at the time of such conversion, such Notes are "restricted securities" within the meaning of Rule 144 under the Securities Act stating that such holder agrees that if it should offer, resell or otherwise transfer any ordinary shares issued upon conversion of its beneficial interests in the Notes within the time period referred to in Rule 144(k) under the Securities Act after the original issuance of the Notes, it will do so only (i) to the Issuer or any subsidiary thereof, (ii) outside the United States in compliance with Rule 903 or 904 under the Securities Act (and not in a pre-arranged transaction resulting in the resale of such interests in the Notes into the United States), or (iii) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), in each case in accordance with any applicable securities laws of any state or the United States or any other jurisdiction. Such attachment shall also include a statement by such holder acknowledging that (i) it understands that the ordinary shares issued upon conversion are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and, as such, they are not fungible with any other issued and outstanding ordinary shares or American Depositary Shares of the Issuer and (ii) it agrees that so long as such ordinary shares issued upon conversion are restricted securities, it will not deposit such ordinary shares in an unrestricted American Depositary Receipt facility.

                                     EUR o

                      4% Senior Convertible Notes due 2005
                      VERSATEL TELECOM INTERNATIONAL N.V.

                               CONVERSION NOTICE

         (Please read the notes overleaf before completing this Notice)

Name:
     -----------------------

Date:
     -----------------------

Address:
        --------------------

Signature:
          ------------------

         Delivery of the Conversion Notice will constitute confirmation by the holder of a beneficial interest in the Notes to be converted of VersaTel Telecom International N.V. ("the Issuer") that the information and the representations in the Conversion Notice are true and accurate on the date of delivery.

To: VersaTel Telecom International N.V.

         I/We, being the holders of a beneficial interest in the Notes specified below, hereby irrevocably elect to convert such Notes into ordinary shares nominal value NLG 0.05 each of VersaTel Telecom International N.V. in bearer form (the "Ordinary Shares") in accordance with Condition 5 of the Terms and Conditions of the Notes (the "Terms and Conditions") and apply for the Ordinary Shares to be delivered on conversion.


1.  Total principal amount of Notes to be converted: _____

2. I/we hereby request that the Ordinary Shares (together with any other securities, property or cash) required to be delivered upon conversion be delivered ______.

3. I/We hereby declare that all approvals, consents and authorizations (if any) required by the laws of The Netherlands to be obtained by me/us prior to the said conversion have been obtained and are in full force and effect and that any applicable condition thereto has been complied with by me/us.

4. At the time of signing and delivery of this Conversion Notice, I/we represent and agree that I/we, or the person who has an interest in the Notes to be converted, is

    A) not a "U.S. person" and is obtaining such Ordinary Shares upon conversion in an "offshore transaction" (as such terms are defined in Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act")) and is domiciled or has residence outside the United States (which term, as used herein means the United States of America (including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdictions));

    B) a Qualified Institutional Buyer as defined in Rule 144A under the Securities Act (in which event such Qualified Institutional Buyer will be required to execute a letter in favor of the Issuer in the form referred to above).

PLEASE NOTE:

(i) This Conversion Notice will be void unless the introductory details, Sections 1, 2, 3 and 4 are completed.

(ii) Your attention is drawn to Condition 5 of the Terms and Conditions with respect to the conditions precedent which must be fulfilled before the Notes specified above will be treated as effectively eligible for conversion.

(iii) Transfer of shares or other securities or property will be made at the risk and expense of the converting Noteholder and the converting Noteholder will be required to prepay the expenses of, and submit any necessary documents required in order to effect, despatch in the manner specified.

(iv) If as contemplated by the Terms and Conditions the converting Noteholder becomes entitled to additional Ordinary Shares (together with any other securities, property or cash), they will be delivered or dispatched in the same manner as the Ordinary Shares or other securities, property and cash previously issued or paid pursuant to the relevant Conversion Notice.

For Agent's use only:

1.       Note conversion identification reference:

2.       Conversion Date: _________

3. Aggregate principal amount of Notes in respect of which Notes have been deposited for conversion: _________

4.       Conversion Price on Conversion Date: _________

5.       Number of Ordinary Shares deliverable: _________
         (disregard fractions)

Note:             The Conversion Agent must complete items 1 to 5.

                                                                        Annex 2B


                     Form of Definitive Note (Regulation S)

                              Isin No. XS0109726710
                            Common Code No. 010972671

                                                        Certificate No.


                       VERSATEL TELECOM INTERNATIONAL N.V.
                                       EUR
                           4% Senior Convertible Notes
                                    due 2005

              The Notes in respect of which this Certificate is issued are in registered form and form the series designated as specified in the title (the "Notes") of VersaTel Telecom International N.V. (the "Issuer").

              The Issuer hereby certifies that _________ is, at the date hereof entered in the register of Noteholders as the holder of Notes in the initial principal amount of EUR _____ (_____ euro) or such other amount as is shown from time to time on the register of Noteholders as being represented by this Certificate and is duly endorsed (for information purposes only). Notes may accrete in accordance with the terms and conditions (the "Conditions") set out in Exhibit 1 hereto. The aggregate amount of Notes outstanding represented hereby may from time to time be increased or decreased to reflect transfers or exchanges. For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Noteholders as holder of the Note in respect of which this Certificate is issued such amount or amounts as shall become due in respect of such Notes and otherwise to comply with the Conditions, as referred below.

              The Notes are constituted by, and have the benefit of the Conditions.

              The Notes are convertible into fully-paid ordinary shares of the Issuer, nominal value NLG 0.05 per ordinary share (the "Ordinary Shares") in bearer form subject to and in accordance with the Conditions.

              Terms defined in the Conditions shall have the same meaning in this Certificate.

              This Certificate is evidence of entitlement only. Title to the Notes passes only by a written deed of transfer signed by the transferor and transferee in the form attached as Exhibit 2 followed by due registration in the register of Noteholders and only the duly registered holder is entitled to payments on Notes in respect of which this Certificate is issued.

              The Conditions, in so far as they apply to the Notes in respect of which this Certificate is issued, are hereby modified to the extent set forth below.

Transfer

              Transfers of interests in the Notes with respect to which this Certificate is issued shall be made in accordance with the Conditions and the Agency Agreement.

              A person transferring the Notes in respect of which this Certificate is issued must provide the Registrar with a written order containing instructions and such other information as the Company and the Registrar may require to complete, execute and deliver Certificates.

              The provisions of Condition 2 will otherwise apply, except that new Certificates to be issued upon transfer of Notes will, within 21 days of receipt by Registrar or an Agent of the form of transfer attached to this Certificate, be mailed by uninsured mail at the risk of the holders entitled to the relevant Notes to the addresses specified in the form of transfer.

              NEITHER THE NOTES EVIDENCED HEREBY NOR THE ORDINARY SHARES ISSUABLE UPON CONVERSION OF THE NOTES HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE ISSUER OR ANY

AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS
NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE ISSUER SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND (II) IN CERTAIN OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM ATTACHED HERETO AS EXHIBIT 3 IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THE HOLDER OR BENEFICIAL OWNER OF SHARES RECEIVED UPON CONVERSION OF THIS NOTE MAY NOT DEPOSIT OR CAUSE TO BE DEPOSITED SUCH SHARES INTO VERSATEL TELECOM INTERNATIONAL N.V.'S AMERICAN DEPOSITARY RECEIPT FACILITY OR ANY OTHER UNRESTRICTED AMERICAN DEPOSITARY RECEIPT FACILITY FOR SO LONG AS SUCH SHARES ARE "RESTRICTED SECURITIES" (WITHIN THE MEANING OF RULE 144(a)(3) THAT ARE NOT ELIGIBLE FOR SALE PURSUANT TO RULE 144(k) UNDER THE SECURITIES ACT.

              The statements set out in the legend above are an integral part of the Notes in respect of which this Certificate is issued and by acceptance hereof the holder of the Notes evidenced by this Certificate or any owner of an interest in such Notes agrees to be subject to and bound by the terms of such legend. Upon the transfer or exchange of these Notes or the replacement of Certificates issued in respect of these Notes, the Registrar will only deliver Certificates with respect to these Notes that bear the legend above unless there is delivered to the Registrar and the Issuer such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by the Issuer, that neither such legend nor the restrictions on transfer set forth herein are required to ensure compliance with the provisions of the Securities Act.

              If a holder of a beneficial interest in this Note wishes at any time to exchange its interest in this Note for an interest in the Unrestricted Note, or to transfer its interest in this Note to a Person who wishes to take delivery thereof in the form of an interest in such Unrestricted Note, such holder may, subject to the rules and procedures of Euroclear and Clearstream, to the extent applicable, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Unrestricted Note. Upon receipt by the Registrar at its office in Amsterdam of (1) instructions given in accordance with the procedures of Euroclear and Clearstream, to the extent applicable, from or on behalf of a holder of a beneficial interest in this Note, directing the Registrar to credit or cause to be credited a beneficial interest in the Unrestricted Note in an amount equal to the beneficial interest in this Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Clearstream, to the extent applicable, containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit 3 given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or 904 of Regulation S or Rule 144 under the Securities Act, the Registrar shall promptly deliver appropriate instructions to Euroclear or Clearstream, as the case may be, or their nominee, to reduce or reflect on its records a reduction of this Note by the aggregate principal amount of the beneficial interest in this Note to be so exchanged or transferred from the relevant participant, and the Registrar shall promptly deliver appropriate instructions to Euroclear or Clearstream, or their nominee, or the custodian for Euroclear or Clearstream, as the case may be (to the extent applicable), concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Unrestricted Note by the aggregate principal amount of the beneficial interest in this Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (which shall be the agent member of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in such Unrestricted Note equal to the reduction in the principal amount of this Note.

              [In the case of a definitive note not held through Euroclear or Clearstream, the foregoing language may be appropriately modified]

              Any beneficial interest in this Note that is transferred to a person who takes delivery in the form of an interest in the Unrestricted Note will, upon transfer, cease to be an interest in this Note and become an interest in the Unrestricted Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such Unrestricted Note for as long as it remains such an interest.

Conversion

              The Conversion Right attaching to Notes in respect of which this certificate is issued may be exercised by the presentation to or to the order of any Conversion Agent of one or more Conversion Notices in the form attached as
Exhibit 4 duly completed by or on behalf of a holder of such Note. The exercise of the Conversion Right shall be notified by the Conversion Agent to the Issuer and the holder of this Certificate. The provisions of Condition 5 shall otherwise apply.

Payments

              Payments of Accreted Principal Amount in respect of Notes represented by this Certificate will be made against presentation and, if no further payment falls to be made in respect of the Notes, surrender of this Certificate to or to the order of the Paying Agent.

Notices

So long as the Notes are represented by this Certificate, notices to Noteholders shall be given by delivery as required by the Conditions except that so long as the Notes are listed on the AEX, and the rules of that exchange so require, notices shall also be published in a leading newspaper having general circulation in the Netherlands.

This Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

This Certificate is governed by, and shall be construed in accordance with, Netherlands law.


              IN WITNESS whereof the Issuer has caused this Certificate to be signed on its behalf.

VERSATEL TELECOM INTERNATIONAL N.V.


-----------------------------                     ------------------------------
By:                                               By:
Name:                                             Name:
Title:                                            Title:


Certificate of Authentication

              Certified that the above-named holder is at the date hereof entered in the register of Noteholders as holder of the above-mentioned principal amount of Notes.

ING BANK N.V., as Registrar


-----------------------------

By:
Authorised Signatory

Dated:

                                    Exhibit 2 to the Definitive Note (Rule 144A)


                                FORM OF TRANSFER

              FOR VALUE RECEIVED the undersigned hereby transfers the following principal amounts of Notes in respect of which Certificates are issued, and all rights in respect thereof, to the transferee(s) listed below:

Principal Amount transferred                      Name, address and account
---------------------------------------------------------------------------
                                                  For payments of transferee
                                                  --------------------------

Dated:                              Certifying Signature:
      ----------                                         -----
Name:
     ------

                                       OR*

--------------
Duly authorized officer


--------------
Duly authorized officer

Accepted by:

--------------
Duly authorized officer


* Where the transfer is a corporation, this form of transfer must be endorsed under its common seal or under the hand of two of its officers duly authorized in writing.

Note:    (i)    A representative of the Noteholder should state the capacity in which he signs, e.g. executor.
         (ii)   The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognises bank, notary public or in such other manner as the Registrar may require.
         (iii)  This form of transfer should be dated as of the date it is deposited with the relevant Registrar.

                                    Exhibit 3 to the Definitive Note (Rule 144A)

FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM RESTRICTED NOTE TO UNRESTRICTED NOTE

VersaTel Telecom International N.V.
c/o ING Bank N.V.
Bijlmermeerplein 888
1102 BD Amsterdam-Zuidoost


         RE:  4% Senior Convertible Notes due 2005
              (the "Notes") of VersaTel Telecom International N.V.


              Reference is hereby made to the Agency Agreement dated as of March 30, 2000 (the "Agency Agreement") between VersaTel Telecom International N.V. and ING Bank N.V., as Paying Agent, Conversion Agent, Conversion Calculation Agent and Registrar. Capitalized terms used but not defined herein shall have the meanings given them in the Agency Agreement.

              This letter relates to EUR ____________(being any integral multiple of EUR 1,000) principal amount of Notes beneficially held through interests in the Restricted Note (Common Code Number 010972728) with Euroclear and/or Clearstream in the name of ________ (the "Transferor") account number ________. The transferor hereby requests that on [INSERT DATE] such beneficial interest in the Restricted Note be [transferred] [exchanged] for an interest in the Unrestricted Note (Common Code No. 010972671) in the same principal denomination [and be transferred to ____________([Euroclear] [Clearstream] account no. _______)]. If this is a partial transfer, a minimum amount of EUR 1,000 and any integral multiple of EUR 1,000 in excess thereof of the Restricted Note will remain outstanding.

              In connection with such request and in respect of such Notes the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Notes and the Conditions and accordingly the Transferor further certifies that:

         (A) (1) the offer of the Notes was not made to a person in the United States; such transfer is being made pursuant to and in accordance with Rule 903 or 904 or Regulation S under the Securities Act, and;

              (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States,

              (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

              (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

OR

         (B) such transfer is being made in accordance with Rule 144 under the Securities Act


              This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. Terms used in this certificate and not otherwise defined in the Agency Agreement have the meanings set forth in Regulation S under the Securities Act.

Dated: ____________________
                                        [Name of Transferor]

                                        By:
                                           ---------------------
                                        Name:
                                        Title:
                                        Telephone No.:

Please print name and address
  (including zip code number)     ----------------------------------

                                  ----------------------------------

                                  ----------------------------------

                                      Exhibit 4 to the Rule 144A Definitive Note


              Any holder of Notes other than a foreign purchaser outside the United States must include as an attachment to this Conversion Notice a letter addressed to the Issuer if, at the time of such conversion, such Notes are "restricted securities" within the meaning of Rule 144 under the Securities Act stating that such holder agrees that if it should offer, resell or otherwise transfer any ordinary shares issued upon conversion of its beneficial interests in the Notes within the time period referred to in Rule 144(k) under the Securities Act after the original issuance of the Notes, it will do so only (i) to the Issuer or any subsidiary thereof, (ii) outside the United States in compliance with Rule 903 or 904 under the Securities Act (and not in a pre-arranged transaction resulting in the resale of such interests in the Notes into the United States), or (iii) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), in each case in accordance with any applicable securities laws of any state or the United States or any other jurisdiction. Such attachment shall also include a statement by such holder acknowledging that (i) it understands that the ordinary shares issued upon conversion are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and, as such, they are not fungible with any other issued and outstanding ordinary shares or American Depositary Shares of the Issuer and (ii) it agrees that so long as such ordinary shares issued upon conversion are restricted securities, it will not deposit such ordinary shares in an unrestricted American Depositary Receipt facility.

                                     EUR o
                      4% Senior Convertible Notes due 2005
                      VERSATEL TELECOM INTERNATIONAL N.V.

                               CONVERSION NOTICE

         (Please read the notes overleaf before completing this Notice)

Name:
     ---------------------
Date:
     ---------------------
Address:
        ------------------
Signature:
          ----------------

              Delivery of the Conversion Notice will constitute confirmation by the holder of a beneficial interest in the Notes to be converted of VersaTel Telecom International N.V. ("the Issuer") that the information and the representations in the Conversion Notice are true and accurate on the date of delivery.

To: VersaTel Telecom International N.V.

              I/We, being the holders of a beneficial interest in the Notes specified below, hereby irrevocably elect to convert such Notes into ordinary shares nominal value NLG 0.05 each of VersaTel Telecom International N.V. in bearer form (the "Ordinary Shares") in accordance with Condition 5 of the Terms and Conditions of the Notes (the "Terms and Conditions") and apply for the Ordinary Shares to be delivered on conversion.


1.   Total principal amount of Notes to be converted: _____

2. I/we hereby request that the Ordinary Shares (together with any other securities, property or cash) required to be delivered upon conversion be delivered ______ .

3. I/We hereby declare that all approvals, consents and authorizations (if any) required by the laws of The Netherlands to be obtained by me/us prior to the said conversion have been obtained and are in full force and effect and that any applicable condition thereto has been complied with by me/us.

4. At the time of signing and delivery of this Conversion Notice, I/we represent and agree that I/we, or the person who has an interest in the Notes to be converted, is

     A) not a "U.S. person" and is obtaining such Ordinary Shares upon conversion in an "offshore transaction" (as such terms are defined in Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act")) and is domiciled or has residence outside the United States (which term, as used herein means the United States of America (including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdictions));

     B) a Qualified Institutional Buyer as defined in Rule 144A under the Securities Act (in which event such Qualified Institutional Buyer will be required to execute a letter in favor of the Issuer in the form referred to above).

PLEASE NOTE:

(i) This Conversion Notice will be void unless the introductory details, Sections 1, 2, 3 and 4 are completed.

(ii) Your attention is drawn to Condition 5 of the Terms and Conditions with respect to the conditions precedent which must be fulfilled before the Notes specified above will be treated as effectively eligible for conversion.

(iii) Transfer of shares or other securities or property will be made at the risk and expense of the converting Noteholder and the converting Noteholder will be required to prepay the expenses of, and submit any necessary documents required in order to effect, despatch in the manner specified.

(iv) If as contemplated by the Terms and Conditions the converting Noteholder becomes entitled to additional Ordinary Shares (together with any other securities, property or cash), they will be delivered or dispatched in the same manner as the Ordinary Shares or other securities, property and cash previously issued or paid pursuant to the relevant Conversion Notice.

For Agent's use only:

1.   Note conversion identification reference:

2.   Conversion Date: _________

3. Aggregate principal amount of Notes in respect of which Notes have been deposited for conversion: _________

4.   Conversion Price on Conversion Date: _________

5.   Number of Ordinary Shares deliverable: _________
     (disregard fractions)

Note:             The Conversion Agent must complete items 1 to 5.

                                                                        ANNEX 3A


                          Form of Rule 144A Global Note


                                 CERTIFICATE No.

                              Isin No. XS0109727288
                            Common Code No. 010972728

                       VERSATEL TELECOM INTERNATIONAL N.V.

                                      EUR o
                           4% Senior Convertible Notes
                                    due 2005

              The Notes in respect of which this Global Certificate is issued are in registered form and form the series designated as specified in the title (the "Notes") of VERSATEL TELECOM INTERNATIONAL N.V. (the "Issuer").

              The Issuer hereby certifies that The Bank of New York depository (nominees) Limited is, at the date thereof, entered in the register of Noteholders as the holder of Notes in the initial principal amount up to EUR o (o euro) or such other amount as is shown from time to time on the register of Noteholders as being represented by this Global Certificate and is duly endorsed (for information purposes only) in the third column of Schedule A to this Global Certificate. Notes may accrete in accordance with the terms and conditions (the "Conditions") set out in Exhibit 1 hereto, as these Conditions are modified by the provisions of this Global Certificate. The aggregate amount of Notes outstanding represented hereby may from time to time be increased or decreased to reflect transfers or exchanges; provided that the aggregate principal amount of Notes outstanding and represented by this and any other Global Certificate shall not exceed such amount. For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Noteholders as holder of the Notes in respect of which this Certificate is issued such amount or amounts as shall become due in respect of such Notes and otherwise to comply with the Conditions, as referred to below.

              The Notes are constituted by and have the benefit of the Conditions.

              The Notes are convertible into fully-paid ordinary shares of the Company, nominal value NLG 0.05 per ordinary share (the "Ordinary Shares"), in bearer form subject to and in accordance with the Conditions.

              Terms defined in the Conditions shall have the same meaning in this Global Certificate.

              This Global Certificate is evidence of entitlement only. Title to the Notes passes only by a written deed of transfer signed by the transferor and transferee in the form attached as Exhibit 2 followed by due registration in the register of Noteholders and only the duly registered holder is entitled to payments on Notes in respect of which this Global Certificate is issued.

              The Conditions, in so far as they apply to the Notes in respect of which this Global Certificate is issued, are hereby modified to the extent set forth below.

Transfer

              Transfer of interests in the Notes with respect to which this Global Certificate is issued shall be made in accordance with the Conditions and the Agency Agreement.

              The Agents will not accept the deposit of this Global Certificate for transfer of any Notes save in the case of transfer into the name of a holder on behalf of Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("Euroclear"), Clearstreambank, societe anonyme ("Clearstream") or an alternative clearing system (as defined under "Notices" below) unless either (1) Euroclear or Clearstream notifies the Issuer that it is unwilling or unable to continue as a clearing system in connection with a Global Note and a successor clearing system is not appointed by the Issuer within 90 days after its receipt of such notice or (2) the Issuer shall have determined in its sole discretion that the Notes shall no longer be represented by Global Notes

              In such circumstances, the Issuer will cause sufficient definite Certificates to be executed and delivered to the Registrar for completion, authentication and dispatch to the relevant Noteholders . A person with an interest the Notes in respect of which this Global Certificate is issued must provide the Registrar with a written order containing instructions and such other information as the Issuer and the Registrar may require to complete, execute and deliver such definitive Certificates.

              The provisions of Condition 2 will otherwise apply, except that new Certificates to be issued upon transfer of Notes will, within 21 days of receipt by the Registrar or an Agent of the form of transfer attached to this Global Certificate, be mailed by uninsured mail at the risk of the holders entitled to the relevant Notes to be addressed specified in the form of transfer.

NEITHER THE NOTES EVIDENCED HEREBY NOR THE ORDINARY SHARES ISSUABLE UPON CONVERSION OF THE NOTES HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND
(Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE ISSUER SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL,CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND (II) IN CERTAIN OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM ATTACHED HERETO

AS EXHIBIT 3 IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THE HOLDER OR BENEFICIAL OWNER OF SHARES RECEIVED UPON CONVERSION OF THIS NOTE MAY NOT DEPOSIT OR CAUSE TO BE DEPOSITED SUCH SHARES INTO VERSATEL TELECOM INTERNATIONAL N.V.'S AMERICAN DEPOSITARY RECEIPT FACILITY OR ANY OTHER UNRESTRICTED AMERICAN DEPOSITARY RECEIPT FACILITY FOR SO LONG AS SUCH SHARES ARE "RESTRICTED SECURITIES" (WITHIN THE MEANING OF RULE 144(a)(3) THAT ARE NOT ELIGIBLE FOR SALE PURSUANT TO RULE 144(k) UNDER THE SECURITIES ACT.

              The statements set out in the legend above are an integral part of the Notes in respect of which this Global Certificate is issued and by acceptance hereof the holder of the Notes evidenced by this Global Certificate or any owner of an interest in such Notes agrees to be subject to and bound by the terms of such legend. Upon the transfer or exchange of these Notes or the replacement of Certificates issued in respect of these Notes, the Registrar will only deliver Certificates with respect to these Notes that bear the legend above unless there is delivered to the Registrar and the Issuer such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by the Issuer, that neither such legend nor the restrictions on transfer set forth herein are required to ensure compliance with the provisions of the Securities Act.

              If a holder of a beneficial interest in this Note wishes at any time to exchange its interest in this Note for an interest in the Unrestricted Note, or to transfer its interest in this Note to a Person who wishes to take delivery thereof in the form of an interest in such Unrestricted Note, such holder may, subject to the rules and procedures of Euroclear and Clearstream, to the extent applicable, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Unrestricted Note. Upon receipt by the Registrar at its office in Amsterdam of (1) instructions given in accordance with the procedures of Euroclear and Clearstream, to the extent applicable, from or on behalf of a holder of a beneficial interest in this Note, directing the Registrar to credit or cause to be credited a beneficial interest in the Unrestricted Note in an amount equal to the beneficial interest in this Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Clearstream, to the extent applicable, containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit 3 given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S or Rule 144 under the Securities Act, the Registrar shall promptly deliver appropriate instructions to Euroclear or Clearstream, as the case may be, or their nominee, to reduce or reflect on its records a reduction of this Note by the aggregate principal amount of the beneficial interest in this Note to be so exchanged or transferred from the relevant participant, and the Registrar shall promptly deliver appropriate instructions to Euroclear or Clearstream, or their nominee, or the custodian for Euroclear or Clearstream, as the case may be (to the extent applicable), concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Unrestricted Note by the aggregate principal amount of the beneficial interest in this Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (which shall be the agent member of Euroclear or Clearstream, or both, as the case may
be) a beneficial interest in such Unrestricted Note equal to the reduction in the principal amount of this Note.

              Any beneficial interest in this Note that is transferred to a person who takes delivery in the form of an interest in the Unrestricted Note will, upon transfer, cease to be an interest in this Note and become an interest in the Unrestricted Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such Unrestricted Note for as long as it remains such an interest.

Conversion

              Subject to the requirements of Euroclear and Clearstream, the Conversion Right attaching to Notes in respect of which this Global Certificate is issued may be exercised by the presentation to or to the order of any Conversion Agent of one or more Conversion Notices in the form attached as
Exhibit 4 duly completed by or on behalf of a holder of a book-entry interest in such Note. Deposit of this Global Certificate with the Conversion Agent together with the relevant Conversion Notice shall not be required. The exercise of the Conversion Right shall be notified by the Conversion Agent to the Issuer and the holder of this Global Certificate. The provisions of Condition 5 shall otherwise apply.

              Where the Notes represented by this Global Certificate are to be converted, the Conversion Notice need not be signed except for the letter referred to in Exhibit 4. In such case, delivery of the Conversion Notice will constitute confirmation by the holder of a book-entry interest in the Notes to be converted that the information and the representations in the Conversion Notice are true and accurate on the date of delivery.

Payments

              Payments of Accreted Principal Amount in respect of Notes represented by this Global Certificate will be made against presentation and, if no further payment falls to be made in respect of the Notes, surrender of this Global Certificate to or to the order of the Principal Paying Agent or such other Paying Agent as shall have been notified to the Noteholder for such purpose.

Notices

              So long as the Notes are represented by this Global Certificate and this Global Certificate is held on behalf of Euroclear or Clearstream, notices to Noteholders may be given by delivery of the relevant notice to the relevant clearing system(s) for communication by it to entitled accountholders in substitution for notification as required by the Conditions except that, so long as the Notes are listed on the AEX and the rules of that exchange so require, notices shall also be published in a leading newspaper having general circulation in the Netherlands.

Enforcement

              Unless this certificate is presented by an authorized representative of the Issuer or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of The Bank of New York depository (nominees) Limited or in such other name is requested by an authorized representative of The Bank of New York depository (nominees) Limited, ANY TRANSFER, PLEDGE, OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof The Bank of New York depository (nominees) Limited has an interest herein.

              This Global Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

              This Global Certificate is governed by, and shall be construed in accordance with Netherlands law.

              IN WITNESS whereof the Issuer has caused this Global Certificate to be signed on its behalf.

30 March 2000

VERSATEL TELECOM INTERNATIONAL N.V.

-----------------------------                 ------------------------------
By:                                           By:
Name:                                         Name:
Title:                                        Title:

Certificate of Authentication

              Certified that the above-named holder is at the date hereof entered in the register of Noteholders as holder of the above-mentioned principal amount of Note

ING BANK N.V., as Registrar


-----------------------------
By:
Authorized Signatory

Dated:

                          Schedule A to the Global Note

              Schedule of Reductions or Increase in Principal Amount of Notes in respect of which this Global Certificate is issued

              The following reductions/increases in the principal amount of Notes in respect of which this Global Certificate is issued have been made as a result of (i) exercise of the Conversion Right attaching to Notes, or (ii) repayment or cancellation of Notes, or (iii) transfers of Notes (including transfers if interests between Global Certificates), or (iv) exchanges of interests in the Notes represented by this Global Certificate for definitive Certificates as set out in the agency Agreement or (v) conversion on the Maturity Date pursuant to the Conversion Right.


Date of Conversion/          Amount of decrease/       Principal amount of and    Notation made by or on
Redemptions or               increase in principal     number of Notes            behalf of the Registrar
Cancellations/Transfer/      amount of and number      evidenced by this          following such
Exchange (stating            of Notes                  Global Certificate         decrease/
which)                       evidenced by this         following such             increase
                             Global Certificate        decrease/
                                                       increase

                                        Exhibit 2 to the Global Note (Rule 144A)

                                FORM OF TRANSFER

              FOR VALUE RECEIVED the undersigned hereby transfers the following principal amounts of Notes in respect of which the Global Certificate is issued, and all rights in respect thereof, to the transferee(s) listed below:

Principal Amount transferred                        Name, address and account
-----------------------------------------------------------------------------
                                                    For payments of transferee
                                                    --------------------------

Dated:                              Certifying Signature:
      ----------                                         -----
Name:
     ------

                                       OR*

--------------
Duly authorized officer


--------------
Duly authorized officer

Accepted by:

--------------
Duly authorized officer


* Where the transfer is a corporation, this form of transfer must be endorsed under its common seal or under the hand of two of its officers duly authorized in writing.

Note:    (i)    A representative of the Noteholder should state the capacity in which he signs, e.g. executor.
         (ii)   The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognises bank, notary public or in such other manner as the Registrar may require.
         (iii)  This form of transfer should be dated as of the date it is deposited with the relevant Transfer Agent.

                                        Exhibit 3 to the Global Note (Rule 144A)


FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM RESTRICTED NOTE TO UNRESTRICTED NOTE

VersaTel Telecom International N.V.
c/o ING Bank N.V.
Bijlmermeerplein 888
1102 BD Amsterdam-Zuidoost


         RE:  4% Senior Convertible Notes due 2005
              (the "Notes") of VersaTel Telecom International N.V.


              Reference is hereby made to the Agency Agreement dated as of March 30, 2000 (the "Agency Agreement") between VersaTel Telecom International N.V. and ING Bank N.V., as Paying Agent, Conversion Agent, Conversion Calculation Agent and Registrar. Capitalized terms used but not defined herein shall have the meanings given them in the Agency Agreement.

This letter relates to EUR ____________ (being any integral multiple of EUR 1,000) principal amount of Notes beneficially held through interests in the Restricted Note (Common Code Number 010972728) with Euroclear and/or Clearstream in the name of ________ (the "Transferor") account number ________. The transferor hereby requests that on [INSERT DATE] such beneficial interest in the Restricted Note be [transferred][exchanged] for an interest in the Unrestricted Note (Common Code No. 010972671) in the same principal denomination [and be transferred to _____ [Euroclear][Clearstream](account no. _______)]. If this is a partial transfer, a minimum amount of EUR 1,000 and any integral multiple of EUR 1,000 in excess thereof of the Restricted Note will remain outstanding.

              In connection with such request and in respect of such Notes the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Notes and the Conditions and accordingly the Transferor further certifies that:

    (A) (1) the offer of the Notes was not made to a person in the United States; such transfer is being made pursuant to and in accordance Rule 903 or 904 or Regulation S under the Securities Act,;

         (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States,

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

OR

    (B) such transfer is being made in accordance with Rule 144 under the Securities Act

              This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. Terms used in this certificate and not otherwise defined in the Agency Agreement have the meanings set forth in Regulation S under the Securities Act.

Dated: ____________________
                                        [Name of Transferor]

                                        By:
                                           ---------------------
                                        Name:
                                        Title:
                                        Telephone No.:

Please print name and address
  (including zip code number)     ----------------------------------

                                  ----------------------------------

                                  ----------------------------------

                                          Exhibit 4 to the Rule 144A Global Note


              Any holder of Notes other than a foreign purchaser outside the United States must include as an attachment to this Conversion Notice a letter addressed to the Issuer if, at the time of such conversion, such Notes are "restricted securities" within the meaning of Rule 144 under the Securities Act stating that such holder agrees that if it should offer, resell or otherwise transfer any ordinary shares issued upon conversion of its beneficial interests in the Notes within the time period referred to in Rule 144(k) under the Securities Act after the original issuance of the Notes, it will do so only (i) to the Issuer or any subsidiary thereof, (ii) outside the United States in compliance with Rule 903 or 904 under the Securities Act (and not in a pre-arranged transaction resulting in the resale of such interests in the Notes into the United States), or (iii) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), in each case in accordance with any applicable securities laws of any state or the United States or any other jurisdiction. Such attachment shall also include a statement by such holder acknowledging that (i) it understands that the ordinary shares issued upon conversion are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and, as such, they are not fungible with any other issued and outstanding ordinary shares or American Depositary Shares of the Issuer and (ii) it agrees that so long as such ordinary shares issued upon conversion are restricted securities, it will not deposit such ordinary shares in an unrestricted American Depositary Receipt facility.

                                     EUR o

                      4% Senior Convertible Notes due 2005

                       VERSATEL TELECOM INTERNATIONAL N.V.

                                CONVERSION NOTICE

          (Please read the notes overleaf before competing this Notice)

Name:
     -------------------------
Date:
     -------------------------

Address:
        ----------------------

Signature:
          --------------------

              Delivery of the Conversion Notice will constitute confirmation by the holder of a beneficial interest in the Notes to be converted of VersaTel Telecom International N.V. ("the Issuer") that the information and the representations in the Conversion Notice are true and accurate on the date of delivery.

              As the Notes to be converted are represented by a Global Note and the Notes are cleared through Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("Euroclear") and/or Clearstream Bank ("Clearstream"), the Conversion Notice must be signed by or on behalf of the beneficial owner of the Notes and sent to the Conversion Agent on behalf of the Issuer.

To: VersaTel Telecom International N.V.

I/We, being the holders of a beneficial interest in the Notes specified below, hereby irrevocably elect to convert such Notes into ordinary shares nominal value NLG 0.05 each of VersaTel Telecom International N.V. in bearer form (the "Ordinary Shares") in accordance with Condition 5 of the Terms and Conditions of the Notes (the "Terms and Conditions") and apply for the Ordinary Shares to be delivered on conversion.

1.   Total principal amount of Notes to be converted: _____

     These Notes represent a co-ownership/beneficial interest in the Global Note held by Euroclear or Clearstream.

2. I/we hereby request that the Ordinary Shares (together with any other securities, property or cash) required to be delivered upon conversion be delivered via Euroclear/Clearstream to ______ (account no.) to the order of _____ (Euroclear/Clearstream member).

3. I/We hereby declare that all approvals, consents and authorizations (if any) required by the laws of The Netherlands to be obtained by me/us prior to the said conversion have been obtained and are in full force and effect and that any applicable condition thereto has been complied with by me/us.

4. At the time of signing and delivery of this Conversion Notice, I/we represent and agree that I/we, or the person who has an interest in the Notes to be converted, is

     (A) not a "U.S. person" and is obtaining such Ordinary Shares upon conversion in an "offshore transaction" (as such terms are defined in Regulation S under the United States Securities Act of 1993, as amended (the "Securities Act")) and is domiciled or has residence outside the United States (which term, as used herein, means the United States of America (including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdiction));

     (B) a Qualified Institutional Buyer as defined in Rule 144A under the Securities Act (in which event such Qualified Institutional Buyer will be required to execute a letter in favor of the Company in the form referred to above).

PLEASE NOTE:

(i) This Conversion Notice will be void unless the introductory details, Sections 1, 2, 3 and 4 are completed.

(ii) Your attention is drawn to Condition 5 of the Terms and Conditions with respect to the conditions precedent which must be fulfilled before the Notes specified above will be treated as effectively eligible for conversion.

(iii) Transfer of shares or other securities or property will be made at the risk and expense of the converting Noteholder and the converting Noteholder will be required to prepay the expenses of, and submit any necessary documents required in order to effect, despatch in the manner specified.

(iv) If as contemplated by the Terms and Conditions the converting Noteholder becomes entitled to additional Ordinary Shares (together with any other securities, property or cash), they will be delivered or dispatched in the same manner as the Ordinary Shares or other securities, property and cash previously issued or paid pursuant to the relevant Conversion Notice.

For Agent's use only:

1.   Note conversion identification reference:

2.   Conversion Date: _________

3. Aggregate principal amount of Notes in respect of which Notes have been deposited for conversion: _________

4.   Conversion Price on Conversion Date: _________

5.   Number of Ordinary Shares deliverable: _________
     (disregard fractions)

Note:    The Conversion Agent must complete items 1 to 5.

                                                                        ANNEX 3B

                        Form of Regulation S Global Note


                              Isin No. XS0109726710
                            Common Code No. 010972671
                                 CERTIFICATE No.

                       VERSATEL TELECOM INTERNATIONAL N.V.

                                      EUR o
                           4% Senior Convertible Notes
                                    due 2005

                  The Notes in respect of which this Global Certificate is issued are in registered form and form the series designated as specified in the title (the "Notes") of VERSATEL TELECOM INTERNATIONAL N.V. (the "Issuer").

                  The Issuer hereby certifies that The Bank of New York depository (nominees) Limited is, at the date thereof, entered in the register of Noteholders as the holder of Notes in the initial principal amount up to EUR
o (o euro) or such other amount as is shown from time to time on the register of Noteholders as being represented by this Global Certificate and is duly endorsed (for information purposes only) in the third column of Schedule A to this Global Certificate. Notes may accrete in accordance with the terms and conditions (the "Conditions") set out in Exhibit 1 hereto, as these Conditions are modified by the provisions of this Global Certificate.

                  The aggregate amount of Notes outstanding represented hereby may from time to time be increased or decreased to reflect transfers or exchanges; provided that the aggregate principal amount of Notes outstanding and represented by this and any other Global Certificate shall not exceed such amount. For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Noteholders as holder of the Notes in respect of which this Certificate is issued such amount or amounts as shall become due in respect of such Notes and otherwise to comply with the Conditions, as referred to below.

                  The Notes are constituted by and have the benefit of the Conditions.

                  The Notes are convertible into fully-paid ordinary shares of the Company, nominal value NLG 0.05 per ordinary share (the "Ordinary Shares"), in bearer form subject to and in accordance with the Conditions.

                  Terms defined in the Conditions shall have the same meaning in this Global Certificate.

                  This Global Certificate is evidence of entitlement only. Title to the Notes passes only by a written deed of transfer signed by the transferor and transferee in the form attached as Exhibit 2 followed by due registration in the register of Noteholders and only the duly registered holder is entitled to payments on Notes in respect of which this Global Certificate is issued.

                  The Conditions, in so far as they apply to the Notes in respect of which this Global Certificate is issued, are hereby modified to the extent set forth below.

Transfer

                  Transfer of interests in the Notes with respect to which this Global Certificate is issued shall be made in accordance with the Conditions and the Agency Agreement.

                  The Agents will not accept the deposit of this Global Certificate for transfer of any Notes save in the case of transfer into the name of a holder on behalf of Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("Euroclear"), Clearstream Banking, societe anonyme ("Clearstream") or an alternative clearing system (as defined under "Notices" below) unless either (1) Euroclear or Clearstream notifies the Issuer that it is unwilling or unable to continue as a clearing system in connection with a Global Note and a successor clearing system is not appointed by the Issuer within 90 days after its receipt of such notice or (2) the Issuer shall have determined in its sole discretion that the Notes shall no longer be represented by Global Notes.

                  In such circumstances, the Issuer will cause sufficient definite Certificates to be executed and delivered to the Registrar for completion, authentication and dispatch to the relevant Noteholders. A person with an interest the Notes in respect of which this Global Certificate is issued must provide the Registrar with a written order containing instructions and such other information as the Issuer and the Registrar may require to complete, execute and deliver such definitive Certificates.

                  The provisions of Condition 2 will otherwise apply, except that new Certificates to be issued upon transfer of Notes will, within 21 days of receipt by the Registrar or an Agent of the form of transfer attached to this Global Certificate, be mailed by uninsured mail at the risk of the holders entitled to the relevant Notes to be addressed specified in the form of transfer.

NEITHER THE NOTES EVIDENCED HEREBY NOR THE ORDINARY SHARES ISSUABLE UPON CONVERSION OF THE NOTES HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND
(Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE ISSUER SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL,CERTIFICATIN AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND (II) IN CERTAIN OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM ATTACHED HERETO

AS EXHIBIT 3 IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATINO DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.
THE HOLDER OR BENEFICIAL OWNER OF SHARES RECEIVED UPON CONVERSION OF THIS NOTE MAY NOT DEPOSIT OR CAUSE TO BE DEPOSITED SUCH SHARES INTO VERSATEL TELECOM INTERNATIONAL N.V.'S AMERICAN DEPOSITARY RECEIPT FACILITY OR ANY OTHER UNRESTRICTED AMERICAN DEPOSITARY RECEIPT FACILITY FOR SO LONG AS SUCH SHARES ARE "RESTRICTED SECURITIES" (WITHIN THE MEANING OF RULE 144(a)(3) THAT ARE NOT ELIGIBLE FOR SALE PURSUANT TO RULE 144(k) UNDER THE SECURITIES ACT.

                  The foregoing legend may be deleted from certificates in respect of these Notes issued after the date which is the 40th day after the later of the commencement of the offering of the Notes and the closing date for the Notes.

                  The statements set out in the legend above are an integral part of the Notes in respect of which this Global Certificate is issued and by acceptance hereof the holder of the Notes evidenced by this Global Certificate or any owner of an interest in such Notes agrees to be subject to and bound by the terms of such legend. Certificates issued in respect of Notes issued pursuant to Section 14.12 of the Agency Agreement need not bear the legend above.

                  If a holder of a beneficial interest in this Note wishes at any time to exchange its interests in this Note for an interest in the Restricted Note, or to transfer its interest in this Note to a Person who wishes to take delivery thereof in the form of an interest in such Restricted Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream, to the extent applicable, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Restricted Note. Upon receipt by the Registrar at its office in Amsterdam of (1) instructions given in accordance with the procedures of Euroclear or Clearstream, to the extent applicable, from or on behalf of a beneficial owner of an interest in this Note directing the Registrar to credit or cause to be credited a beneficial interest in the Restricted Note in an amount equal to the beneficial interest in this Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Clearstream, as the case may be, containing information regarding the account with Euroclear or Clearstream to be credited with such increase and the name of such account, and
(3) prior to or on the 40th day after the later of the commencement of the offering of the Notes and the closing date for the Notes (the "Restricted Period"), a certificate in the form of Exhibit 3 given by the holder of such beneficial interest and stating that the person transferring such interest in this Note reasonably believes that the person acquiring such interest in such Restricted Note is a Qualified Institutinal Buyer (as defined in Rule 144A) and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction, the Registrar shall promptly deliver appropriate instructions to Euroclear or Clearstream, their nominee, or the custodian for Euroclear or Clearstream, as the case may be, to reduce or reflect on its records a reduction of this Note by the aggregate principal amount of the beneficial interest in this Note to be exchanged or transferred, and the Registrar shall promptly deliver appropriate instructions to Euroclear or Clearstream, their nominee, or the custodian for Euroclear or Clearstream, as the case may be (to the extent applicable), concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Restricted Note by the aggregate principal amount to be beneficial interest in this Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in such Restricted Note equal to the reduction in the principal amount of this Note. After the expiration of the Restricted Period, the certification requirements set forth in clause (3) of the second sentence of this paragraph no longer apply to such transfers.

                  Any beneficial interest in this Note that is transferred to a person who takes delivery in the form of an interest in the Restricted Note will, upon transfer, cease to be an interest in this Note and become an interest in the Restricted Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such Restricted Note for as long as it remains such an interest.

Conversion

                  Subject to the requirements of Euroclear and Clearstream, the Conversion Right attaching to Notes in respect of which this Global Certificate is issued may be exercised by the presentation to or to the order of any Conversion Agent of one or more Conversion Notices in the form attached as
Exhibit 4 duly completed by or on behalf of a holder of a book-entry interest in such Note. Deposit of this Global Certificate with the Conversion Agent together with the relevant Conversion Notice shall not be required. The exercise of the Conversion Right shall be notified by the Conversion Agent to the Issuer and the holder of this Global Certificate. The provisions of Condition 5 shall otherwise apply.

                  Where the Notes represented by this Global Certificate are to be converted, the Conversion Notice need not be signed. In such case, delivery of the Conversion Notice will constitute confirmation by the holder of a book-entry interest in the Notes to be converted that the information and the representations in the Conversion Notice are true and accurate on the date of delivery.

Payments

                  Payments of Accreted Principal Amount in respect of Notes represented by this Global Certificate will be made against presentation and, if no further payment falls to be made in respect of the Notes, surrender of this Global Certificate to or to the order of the Principal Paying Agent or such other Paying Agent as shall have been notified to the Noteholder for such purpose.

Notices

                  So long as the Notes are represented by this Global Certificate and this Global Certificate is held on behalf of Euroclear or Clearstream, notices to Noteholders may be given by delivery of the relevant notice to the relevant clearing system(s) for communication by it to entitled accountholders in substitution for notification as required by the Conditions except that, so long as the Notes are listed on the AEX and the rules of that exchange so require, notices shall also be published in a leading newspaper having general circulation in the Netherlands.

Enforcement

                  Unless this certificate is presented by an authorized representative of the Issuer or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of The Bank of New York depository (nominees) Limited or in such other name is requested by an authorized representative of The Bank of New York depository (nominees) Limited, ANY TRANSFER, PLEDGE, OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof The Bank of New York depository (nominees) Limited has an interest herein.

                  This Global Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

                  This Global Certificate is governed by, and shall be construed in accordance with Netherlands law.

                  IN WITNESS whereof the Issuer has caused this Global Certificate to be signed on its behalf.

30 March 2000

VERSATEL TELECOM INTERNATIONAL N.V.


-----------------------------                     ------------------------------
By:                                               By:
Name:                                             Name:
Title:                                            Title

Certificate of Authentication

                  Certified that the above-named holder is at the date hereof entered in the register of Noteholders as holder of the above-mentioned principal amount of Note.

ING BANK N.V., as Registrar

-----------------------------
By:
Authorized Signatory

Dated:

                                   Schedule A

                  Schedule of Reductions or Increase in Principal Amount of Notes in respect of which this Global Certificate is issued

                  The following reductions/increases in the principal amount of Notes in respect of which this Global Certificate is issued have been made as a result of (i) exercise of the Conversion Right attaching to Notes, or (ii) repayment or cancellation of Notes, or (iii) transfers of Notes (including transfers if interests between Global Certificates), or (iv) exchanges of interests in the Notes represented by this Global Certificate for definitive Certificates as set out in the Agency Agreement or (v) conversion on the Maturity Date pursuant to the Conversion Right.

Date of Conversion/          Amount of decrease/         Principal amount of and     Notation made by or on
Redemptions or               increase in principal       number of Notes evidenced   behalf of the Registrar
Cancellations/ Transfer/     amount of and number of     by this Global Certificate  following such decrease/
Exchange (stating which)     Notes                       following such decrease/    increase
                             evidenced by this Global    Increase
                             Certificate

                                     Exhibit 2 to the Global Note (Regulation S)

                                FORM OF TRANSFER

                  FOR VALUE RECEIVED the undersigned hereby transfers the following principal amounts of Notes in respect of which the Global Certificate is issued, and all rights in respect thereof, to the transferee(s) listed below:

Principal Amount transferred        Name, address and account
-------------------------------------------------------------
                                                 For payments of transferee
                                                 --------------------------


Dated:                              Certifying Signature:
      ----------                                         -----
Name:
     ------

                                       OR*

-----------------------
Duly authorized officer


-----------------------
Duly authorized officer

Accepted by:

-----------------------
Duly authorized officer


* Where the transfer is a corporation, this form of transfer must be endorsed under its common seal or under the hand of two of its officers duly authorized in writing.

Note:    (i)   A representative of the Noteholder should state the capacity in which he signs, e.g. executor.
         (ii)  The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognises bank, notary public or in such other manner as the Registrar may require.
         (iii) This form of transfer should be dated as of the date it is deposited with the relevant Transfer Agent.

                                     Exhibit 3 to the Global Note (Regulation S)


       FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM UNRESTRICTED NOTE TO
                                RESTRICTED NOTE

VersaTelecom International N.V.
c/o ING Bank N.V.
Bijlmermeerplein 888
1102 BD Amsterdam-Zuidoost

            Re: 4% Senior Convertible Notes due 2005 (the "Notes") of
                      VersaTel Telecom International N.V.

                  Reference is hereby made to the Agency Agreement dated as of March 30, 2000 (the "Agency Agreement") between VersaTel Telecom International N.V. and ING Bank N.V., as Paying Agent, Conversion Agent, Conversion Calculation Agent and registrar. Capitalized terms used but not defined herein shall have the meanings given them in the Agency Agreement.

                  This letter relates to EUR ____ (being any integral multiple of EUR 1,000) principal amount of the Notes beneficially held through interests in the Unrestricted Note (Common Code No. 010972671) with [Euroclear][Clearstream] in the name of ________ (the "Transferor") [Euroclear][Clearstream] account number _____. The transferor hereby requests that on [INSERT DATE] such beneficial interest in the Unrestricted Note be [transferred] [exchanged] for an interest in the Restricted Note (Common Code Number 010972728) in the same principal denomination [and be transferred to _______ [Euroclear][Clearstream] (account no. _________)]. If this is a partial transfer, a minimum of EUR 1,000 and any integral multiple of EUR 1,000 in excess thereof of the Unrestricted Note will remain outstanding.

                  In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securties Act to a transferee that the transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

Dated:
       ------------------------
                                               Name of Transferor
                                               By:
                                                   ----------------------
                                               Name:
                                               Title:
                                               Telephone No.:

Please print name and address (including zip code number)
                                                          -----------------
                                                          -----------------

                                         Exhibit 4 to Global Note (Regulation S)

                  Any holder of Notes other than a foreign purchaser outside the United States must include as an attachment to this Conversion Notice a letter addressed to the Issuer if, at the time of such conversion, such Notes are "restricted securities" within the meaning of Rule 144 under the Securities Act stating that such holder agrees that if it should offer, resell or otherwise transfer any ordinary shares issued upon conversion of its beneficial interests in the Notes within the time period referred to in Rule 144(k) under the Securities Act after the original issuance of the Notes, it will do so only (i) to the Issuer or any subsidiary thereof, (ii) outside the United States in compliance with Rule 903 or 904 under the Securities Act (and not in a pre-arranged transaction resulting in the resale of such interests in the Notes into the United States), or (iii) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), in each case in accordance with any applicable securities laws of any state or the United States or any other jurisdiction. Such attachment shall also include a statement by such holder acknowledging that (i) it understands that the ordinary shares issued upon conversion are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and, as such, they are not fungible with any other issued and outstanding ordinary shares or American Depositary Shares of the Issuer and (ii) it agrees that so long as such ordinary shares issued upon conversion are restricted securities, it will not deposit such ordinary shares in an unrestricted American Depositary Receipt facility.

                                      EUR o

                      4 % Senior Convertible Notes due 2005

                       VERSATEL TELECOM INTERNATIONAL N.V.

                                CONVERSION NOTICE

          (Please read the notes overleaf before competing this Notice)
Name:
      -------------------------
Date:
      -------------------------
Address:
         ----------------------
Signature:
           --------------------

                  Delivery of the Conversion Notice will constitute confirmation by the holder of a beneficial interest in the Notes to be converted of VersaTel Telecom International N.V. ("the Issuer") that the information and the representations in the Conversion Notice are true and accurate on the date of delivery.

                  As the Notes to be converted are represented by a Global Note and the Notes are cleared through Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("Euroclear") and/or Clearstream Banking, societe anonyme ("Clearstream"), the Conversion Notice must be signed by or on behalf of the beneficial owner of the Notes and sent to the Conversion Agent on behalf of the Issuer.

To: VersaTel Telecom International N.V.

I/We, being the holders of a beneficial interest in the Notes specified below, hereby irrevocably elect to convert such Notes into ordinary shares nominal value NLG 0.05 each of VersaTel Telecom International N.V. in bearer form (the "Ordinary Shares") in accordance with Condition 5 of the Terms and Conditions of the Notes (the "Terms and Conditions") and apply for the Ordinary Shares to be delivered on conversion.

1.   Total principal amount of Notes to be converted: _____

     These Notes represent a co-ownership/beneficial interest in the Global Note held by Euroclear or Clearstream.

2. I/we hereby request that the Ordinary Shares (together with any other securities, property or cash) required to be delivered upon conversion be delivered via Euroclear/Clearstream to ______ (account no.) to the order of _____ (Euroclear/Clearstream member).

3. I/We hereby declare that all approvals, consents and authorizations (if any) required by the laws of The Netherlands to be obtained by me/us prior to the said conversion have been obtained and are in full force and effect and that any applicable condition thereto has been complied with by me/us.

4. At the time of signing and delivery of this Conversion Notice, I/we represent and agree that I/we, or the person who has an interest in the Notes to be converted, is

     (A) not a "U.S. person" and is obtaining such Ordinary Shares upon conversion in an "offshore transaction" (as such terms are defined in Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act")) and is domiciled or has residence outside the United States (which term, as used herein means the United States of America (including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdictions));

     (B) a Qualified Institutional Buyer as defined in Rule 144A under the Securities Act (in which event such Qualified Institutional Buyer will be required to execute a letter in favor of the Issuer in the form referred to above).

PLEASE NOTE:

(i) This Conversion Notice will be void unless the introductory details, Sections 1, 2, 3 and 4 are completed.

(ii) Your attention is drawn to Condition 5 of the Terms and Conditions with respect to the conditions precedent which must be fulfilled before the Notes specified above will be treated as effectively eligible for conversion.

(iii) Transfer of shares or other securities or property will be made at the risk and expense of the converting Noteholder and the converting Noteholder will be required to prepay the expenses of, and submit any necessary documents required in order to effect, despatch in the manner specified.

(iv) If as contemplated by the Terms and Conditions the converting Noteholder becomes entitled to additional Ordinary Shares (together with any other securities, property or cash), they will be delivered or dispatched in the same manner as the Ordinary Shares or other securities, property and cash previously issued or paid pursuant to the relevant Conversion Notice.

For Agent's use only:

1.    Note conversion identification reference:

2.    Conversion Date: _________

3. Aggregate principal amount of Notes in respect of which Notes have been deposited for conversion: _________

4.    Conversion Price on Conversion Date: _________

5.    Number of Ordinary Shares deliverable: _________
      (disregard fractions)

Note: The Conversion Agent must complete items 1 to 5.

                                               Exhibit A to the Agency Agreement
                                               ---------------------------------


                  Any holder of Notes other than a foreign purchaser outside the United States must include as an attachment to this Conversion Notice a letter addressed to the Issuer if, at the time of such conversion, such Notes are "restricted securities" within the meaning of Rule 144 under the Securities Act stating that such holder agrees that if it should offer, resell or otherwise transfer any ordinary shares issued upon conversion of its beneficial interests in the Notes within the time period referred to in Rule 144(k) under the Securities Act after the original issuance of the Notes, it will do so only (i) to the Issuer or any subsidiary thereof, (ii) outside the United States in compliance with Rule 903 or 904 under the Securities Act (and not in a pre-arranged transaction resulting in the resale of such interests in the Notes into the United States), or (iii) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), in each case in accordance with any applicable securities laws of any state or the United States or any other jurisdiction. Such attachment shall also include a statement by such holder acknowledging that (i) it understands that the ordinary shares issued upon conversion are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and, as such, they are not fungible with any other issued and outstanding ordinary shares or American Depositary Shares of the Issuer and (ii) it agrees that so long as such ordinary shares issued upon conversion are restricted securities, it will not deposit such ordinary shares in an unrestricted American Depositary Receipt facility.


                                 EUR 360,000,000

                      4 % Senior Convertible Notes due 2005

                       VERSATEL TELECOM INTERNATIONAL N.V.

                                CONVERSION NOTICE

         (Please read the notes overleaf before completing this Notice)

Name:
      -------------------------
Date:
      -------------------------
Address:
         ----------------------
Signature:
           --------------------

                  Delivery of the Conversion Notice will constitute confirmation by the holder of a beneficial interest in the Notes to be converted of VersaTel Telecom International N.V. ("the Issuer") that the information and the representations in the Conversion Notice are true and accurate on the date of delivery.

                  [The following paragraph only needs to be inserted if Conversion Notice relates to a Global Note.]

                  As the Notes to be converted are represented by a Global Note and the Notes are cleared through Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("Euroclear") and/or Clearstream Banking, societe anonyme ("Clearstream"), the Conversion Notice must be signed by or on behalf of the beneficial owner of the Notes and sent to the Conversion Agent on behalf of the Issuer.

To: VersaTel Telecom International N.V.

                  I/We, being the holders of a beneficial interest in the Notes specified below, hereby irrevocably elect to convert such Notes into ordinary shares nominal value NLG 0.05 each of VersaTel Telecom International N.V. in bearer form (the "Ordinary Shares") in accordance with Condition 5 of the Terms and Conditions of the Notes (the "Terms and Conditions") and apply for the Ordinary Shares to be delivered on conversion.

1.    Total principal amount of Notes to be converted: _____

      These Notes represent a co-ownership/beneficial interest in the Global Note held by Euroclear or Clearstream.

2. I/we hereby request that the Ordinary Shares (together with any other securities, property or cash) required to be delivered upon conversion be delivered via Euroclear/Clearstream to ______ (account no.) to the order of _____ (Euroclear/Clearstream member).

3. I/We hereby declare that all approvals, consents and authorizations (if any) required by the laws of The Netherlands to be obtained by me/us prior to the said conversion have been obtained and are in full force and effect and that any applicable condition thereto has been complied with by me/us.

4. At the time of signing and delivery of this Conversion Notice, I/we represent and agree that I/we, or the person who has an interest in the Notes to be converted, is

      (A) not a "U.S. person" and is obtaining such Ordinary Shares upon conversion in an "offshore transaction" (as such terms are defined in Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act")) and is domiciled or has residence outside the United States (which term, as used herein means the United States of America (including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdictions));

      (B) a Qualified Institutional Buyer as defined in Rule 144A under the Securities Act (in which event such Qualified Institutional Buyer will be required to execute a letter in favor of the Issuer in the form referred to above).

PLEASE NOTE:

(i) This Conversion Notice will be void unless the introductory details, Sections 1, 2, 3 and 4 are completed.

(ii) Your attention is drawn to Condition 5 of the Terms and Conditions with respect to the conditions precedent which must be fulfilled before the Notes specified above will be treated as effectively eligible for conversion.

(iii) Transfer of shares or other securities or property will be made at the risk and expense of the converting Noteholder and the converting Noteholder will be required to prepay the expenses of, and submit any necessary documents required in order to effect, despatch in the manner specified.

(iv) If as contemplated by the Terms and Conditions the converting Noteholder becomes entitled to additional Ordinary Shares (together with any other securities, property or cash), they will be delivered or dispatched in the same manner as the Ordinary Shares or other securities, property and cash previously issued or paid pursuant to the relevant Conversion Notice.

For Agent's use only:

1.    Note conversion identification reference:
2.    Conversion Date: _________
3. Aggregate principal amount of Notes in respect of which Notes have been deposited for conversion: _________

4.    Conversion Price on Conversion Date: _________
5.    Number of Ordinary Shares deliverable: _________
      (disregard fractions)

Note: The Conversion Agent must complete items 1 to 5.

                                               Exhibit B to the Agency Agreement
                                               ---------------------------------

                  Form of notification to be sent by facsimile transmission by the Conversion Agent to the Issuer, the Dividend Agent and the Registrar

                                 EUR 360,000,000
                     4% Senior Convertible Notes due 2005 of
                       VERSATEL TELECOM INTERNATIONAL N.V.

To: _________
To: VERSATEL TELECOM INTERNATIONAL N.V.

Note conversion identification reference:

(A)
(B)
(C)
(D)
(E)

Regards

Conversion Agent

Explanation

                  Against the letter (A) to (E) inclusive will be inserted the following information with respect to the relevant Conversion Notice.

(A)    =     name and address of converting holders of a beneficial interest in the Notes
(B)    =     total principal amount of Notes to be converted by the same
(C)    =     number of Ordinary Shares (excluding fractions) is suable
(D)    =     the Conversion Date and the Conversion Price in respect of the conversion
(E)    =     name and address of person to who Ordinary Shares are to be transferred or dispatched and the manner of transfer or dispatch.

                                               Exhibit C to the Agency Agreement
                                               ---------------------------------

Form of notification to be sent by facsimile transmission by the Dividend Agent to the Conversion Agent which has sent the relevant Conversion Notice

                                 EUR 360,000,000
                     4% Senior Convertible Notes due 2005 of
                       VERSATEL TELECOM INTERNATIONAL N.V.

To: ING Bank N.V.
As Conversion Agent

To: [ ] Attention: [ ])
    [ ] Attention: [ ])

(A)
(B)      (i)
         (ii)
         (iii)

(C)
(D)

Regards,

ING Bank N.V., as Dividend Agent

-----------------------------
By:
Name:
Title:
Explanation
                  Against the letters (A) to (D) inclusive must be inserted the following information with respect to the delivery of Ordinary Shares upon conversion:

(A)    =     the  identification  code and number of the Agent who forwarded the copy of the Conversion Notice in respect of the Notes that have been converted

(B)    =     number of Ordinary Shares delivered upon conversion

(C)    =     the date of transfer or despatch of the Ordinary  Shares or the date the same were made available at the head office of the Paying
             Agent

(D)    =     (if applicable) the name and address of the person to whom or to whose order the Ordinary Shares were transferred or despatched and, if applicable, the address to which and the manner in which they were transferred or despatched.